UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                          Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                  46208
(Address of principal executive offices)    (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   10/31

Date of reporting period:  04/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Marathon Value Portfolio

Semi-Annual Report

April 30, 2012

Fund Advisor:

Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

April 30, 2012

Dear Fellow Shareholders:

Your fund and the stock market have had a strong first half of the year.  For a discussion of Marathon Value Portfolio’s performance during the six-month period, please see the “Management Discussion” in this Semi-Annual Report.

As I suggested in the annual letter last October, I entered upon this year with cautious optimism.  I continue to manage the Fund with an eye on the macro-economic conditions that have created long-term obstacles to a full economic recovery.  In this challenging environment, I celebrate the hard work and accomplishments of many in the private sector, whether for profit or not-for-profit.  Yet, I maintain that the timetable for the world economy to work through its issues is sometime in 2014.

Given the overall financial shakiness in the current situation, caution is still de rigueur.  It is undeniable that the markets have benefitted from the adrenaline injections given by the Federal Reserve.  We still do not know the consequences that will flow from these shots, or what reactions will follow the end of their availability.  What is clear is that, even more than the markets, the federal budget deficit has benefitted greatly, because interest rates have been kept artificially low on the Treasury borrowings.

In this environment of low interest rates, pundits and members of the financial media have often addressed the public to praise high-yield dividend stocks.  I want to clear up a misconception.  While returning money to shareholders in the form of a dividend provides managers with a timely reminder of their corporate duty, an investor’s focus should be trained elsewhere when deciding which companies to own.  After all, a high dividend yield may simply mean the company’s share price has fallen relative to the dividend amount set by the company, and the company may limit its ability to pursue new business opportunities.  Conversely, inside the Fund, we focus on a company’s strengths that generate the earnings that are available to fund growth in the business or be returned to shareholders in the form of dividends or share repurchases, rather than aimlessly searching for high dividend-paying stocks.

Two of our most successful investments at our firm have been Berkshire Hathaway and Raven Industries.  While Raven Industries pays a dividend and Berkshire Hathaway does not, both companies have been strong performers because they have reinvested funds in high-return opportunities.  I maintain that in the long run, companies that successfully invest their earnings will be the better long-term investments.

I am proud of our achievements over the last twelve years, and as the largest shareholder, I will continue to manage our money with an eye open to both risk and opportunity.

Sincerely,

Marc S. Heilweil

MANAGEMENT DISCUSSION

Over the last six-month period ending April 30, 2012, Marathon Value Portfolio (“Marathon” or “the Fund”) returned +10.36%.  Marathon’s annualized return since inception (March 28, 2000) is 7.06% The comparable total returns for the S&P 500 benchmark are +12.77% and +1.24%.  Since the Fund’s inception, the Fund’s cumulative total return has been  +127.87% versus the S&P 500 cumulative total return of +16.12%, for a total return differential of +111.75% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000*	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	Year-to-Date 2012 as of 04/30/12	Since Inception as of 04/30/12
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	1.76% 2.11%	10.05% 11.88%	127.87% 16.12%

Annualized Total Returns
For the Periods Ended April 30, 2012
	One Year Average	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	4.12% 4.76%	16.93% 19.46%	3.37% 1.01%	6.45% 4.71%	7.06% 1.24%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus dated February 28, 2012, before waivers and reimbursements is 1.25%.
(1.25% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2013.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00.  Returns are not annualized, except where noted.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.   Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains.  It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2012.  The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

ANALYSIS OF PERFORMANCE

The economic environment and investor sentiment improved from last Summer and early Fall, and the Fund performed well in the first half of the fiscal year.  With GDP growing 3% in the last quarter of 2011 and 2.2% in the first quarter of 2012, the U.S. economy performed reasonably well.  More recently, as businesses have reported caution among customers who are wary of macro-economic conditions in areas like Europe, we would not be surprised to see growth slow.  While some of our companies see weak demand from government purchasing or euro-zone activity, other firms that we own are experiencing continued strong demand from new product introductions in the agricultural and energy sectors.  This diversification is serving the Fund well.

Housing-related stocks were some of our top performers during the six-month period.  Valspar (+48%) has benefitted from consumers brightening up their walls with a fresh coat of paint.  This moderate investment in a home takes the place of higher-ticket spending in an uncertain economic environment.  With the increase in demand for less expensive renovations, Valspar has gained share in the coatings market.  The company has also benefitted by being able to offset material cost pressures through implementation of price increases.

Graco (+25%), currently our largest holding, supplies the spray guns to apply the paint.  The Fair Trade Commission has dropped its lawsuit against Graco’s acquisition of the finishing business of Illinois Tool Works (ITW), with the stipulation that the combined entities will divest certain parts of the business.  Graco continues to focus on innovation by adding engineering teams in its industrial segment, which is paying off with new customer wins.

Lowe’s (+51%) was our third-largest contributor to gains in this period. We think there is room for continued improvement as Lowe’s fine-tunes its pricing, promotional activity, and customer-service levels.  Housing starts are still far below what we would consider to be a demographically-supported level of building, so we think that upside will bode well for Lowe’s.

While losses were few, the Fund did have some.  AbitibiBowater (-22%) (soon to be renamed Resolute Forest Products), a paper and pulp producer that came out of bankruptcy, initially rationalized some of its mills but is facing continued pricing pressure.  Currently trading at a steep discount to sales and book value, it should eventually justify a higher valuation.

Allied Nevada (-23%) is a U.S.-based gold producer that is currently building its capacity to extract gold and silver from some resource-rich properties in Nevada.  Delayed delivery of mining equipment that is needed to ramp up production has hurt the price of the stock.  Once the company is able to increase production, we believe the stock will give us exposure to gold and thus act as a hedge against adverse market conditions.

As we write this, we see conflicting signals among public companies.  Businesses are as cash-flush as they have been in years, yet they worry about their customers’ confidence to make large commitments.  Possible increases in tax rates in the U.S. and weak prospects for spending in Europe are causing investors to be cautious.  Looking forward, we will occasionally purchase shares in companies facing near-term challenges if the value proposition is compelling.  But for the most part we entrust capital to those superior businesses and managers we trust for the long haul, resulting in our Fund’s low turnover rate.

We remain as focused as ever on protecting and growing your investment while striving to maintain consistently low volatility.

Fund Holdings  (Unaudited)

1Based on net assets.

The investment objective of the Marathon Value Portfolio is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of the Fund, you incur ongoing costs consisting solely of management fees, tax expenses, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2011) and held for the entire period (through April 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Marathon Value Portfolio	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period* November 1, 2011 – April 30, 2012
Actual	$1,000.00	$ 1,103.63	$ 6.54
Hypothetical (5% return before expenses)	$1,000.00	$ 1,018.65	$ 6.27
  *Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
April 30, 2012
(Unaudited)

Common Stocks - 83.95%	Shares	Fair Value

Automobiles, Parts & Equipment - 1.63%
Autoliv, Inc.	3,600	$225,864
Genuine Parts Co.	8,500	550,630
		776,494

Banking - Financial - 3.58%
B of I Holdings, Inc. (a)	16,400	291,428
First Niagara Financial Group, Inc.	15,000	134,100
Seacoast Banking Corp. of Florida (a)	203,345	329,419
SunTrust Banks, Inc.	18,500	449,180
U.S. Bancorp	15,530	499,600
		1,703,727

Communications, Broadcasting & Cable - 0.48%
SK Telecom Co., Ltd. (b)	17,000	229,840

Computer Software & Hardware - 7.29%
Cisco Systems, Inc.	29,000	584,350
Dell, Inc. (a)	11,800	193,166
Google, Inc. - Class A (a)	700	423,661
Hewlett-Packard Co.	8,000	198,080
Intel Corp.	15,000	426,000
International Business Machines Corp.	6,200	1,283,896
Microsoft Corp.	11,100	355,422
		3,464,575

Data Services - 3.82%
Automatic Data Processing, Inc.	6,700	372,654
Equifax, Inc.	9,800	449,036
Global Payments, Inc.	9,500	441,085
Total System Services, Inc.	11,000	258,720
Verisk Analytics, Inc. - Class A (a)	6,000	293,700
		1,815,195

Delivery and Freight Services - 1.61%
United Parcel Service, Inc. - Class B	9,800	765,772

Durable Goods - 0.22%
Whirlpool Corp.	1,600	102,432

Electric Components, Parts & Equipment - 6.31%
Avnet, Inc. (a)	21,600	779,328
Corning, Inc.	15,000	215,250
Gen-Probe, Inc. (a)	2,000	163,100
Linear Technology Corp.	16,000	523,360
Secom Co., Ltd. (b)	23,139	273,966
TE Connectivity, Ltd.	14,100	514,086
Texas Instruments, Inc.	7,600	242,744
Zebra Technologies Corp. - Class A (a)	7,480	290,149
		3,001,983
Energy - 5.80%
Anadarko Petroleum Corp.	5,000	366,050
ConocoPhillips	6,600	472,758
Exxon Mobil Corp.	5,323	459,588
Noble Corp. (a)	22,900	871,574
RPC, Inc.	13,500	139,590
Sasol Ltd. (b)	9,500	450,585
		2,760,145

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Common Stocks - 83.95% - continued	Shares	Fair Value

Finance - 0.75%
Knight Capital Group, Inc. (a)	17,200	$226,008
Reading International, Inc. - Class A (a)	26,300	130,448
		356,456

Gold & Silver Ores - 0.66%
Allied Nevada Gold Corp. (a)	10,800	316,332

Healthcare - 3.17%
Becton, Dickinson & Co.	5,500	431,475
Cardinal Health, Inc.	5,500	232,485
Life Technologies Corp. (a)	7,808	361,979
St. Jude Medical, Inc.	12,500	484,000
		1,509,939

Household Products - 3.85%
Colgate-Palmolive Co.	6,600	653,004
Kimberly-Clark Corp.	8,000	627,760
Procter & Gamble Co./The	8,627	549,022
		1,829,786

Industrial Conglomerates - 10.62%
3M Co.	10,700	956,152
Eaton Corp.	18,100	872,058
Emerson Electric Co.	11,400	598,956
General Electric Co.	23,300	456,214
Leggett & Platt, Inc.	5,200	113,204
Raven Industries, Inc.	13,342	803,322
Tyco International, Ltd.	22,275	1,250,296
		5,050,202

Industrial Machinery - 5.36%
Graco, Inc.	25,438	1,356,100
Illinois Tool Works, Inc.	7,200	413,136
Lincoln Electric Holdings, Inc.	15,900	779,259
		2,548,495

Insurance - 5.68%
Alleghany Corp. (a)	2,813	964,578
Aon Corp.	8,000	414,400
Berkshire Hathaway, Inc. - Class B (a)	6,500	522,925
National Western Life Insurance Co. - Class A	1,306	177,694
White Mountains Insurance Group, Ltd.	1,187	620,801
		2,700,398

Materials - 0.73%
AbitibiBowater, Inc. (a)	11,500	152,375
Bemis Co., Inc.	6,000	194,340
		346,715

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Common Stocks - 83.95% - continued	Shares	Fair Value

Packaged Foods - 3.89%
Archer-Daniels-Midland Company	16,000	$493,280
Campbell Soup Co.	15,500	524,365
Coca-Cola Co./The	2,000	152,640
PepsiCo, Inc.	10,300	679,800
		1,850,085

Pharmaceuticals - 3.61%
Bristol-Myers Squibb Co.	8,500	283,645
GlaxoSmithKline plc (b)	10,000	462,300
Novartis AG (b)	6,845	377,638
Novo Nordisk A/S (b)	1,300	191,126
Pfizer, Inc.	11,500	263,695
Teva Pharmaceutical Industries Ltd. (b)	3,000	137,220
		1,715,624

Publishing & Printing Media - 0.81%
John Wiley & Sons, Inc. - Class A	8,500	384,115

Restaurants - 1.72%
McDonald's Corp.	8,400	818,580

Retail Stores - 6.78%
Bed Bath & Beyond, Inc. (a)	7,000	492,730
Costco Wholesale Corp.	6,300	555,471
Family Dollar Stores, Inc.	2,500	168,875
Lowe's Companies, Inc.	23,500	739,545
Staples, Inc.	20,120	309,848
Tiffany & Co.	4,000	273,840
Walgreen Co.	8,000	280,480
Weis Markets, Inc.	9,100	405,860
		3,226,649

Services-Miscellaneous Amusement & Recreation - 0.73%
Walt Disney Co./The	8,000	344,880

Specialty Chemicals - 4.47%
PPG Industries, Inc.	9,000	947,160
Valspar Corp.	23,000	1,176,450
		2,123,610

Staffing Services - 0.38%
CDI Corp.	10,100	179,174

TOTAL COMMON STOCKS (Cost $27,082,741)		39,921,203

Real Estate Investment Trusts - 2.24%

Colony Financial, Inc.	15,881	269,818
EastGroup Properties, Inc.	3,800	191,140
Plum Creek Timber Co., Inc.	14,370	604,115

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $784,055)		1,065,073

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Preferred Stock - 0.88%	Shares	Fair Value

E. I. du Pont de Nemours & Co., callable on 07/02/2012 @ $120	4,000	$420,120

TOTAL PREFERRED STOCK (Cost $308,578)		420,120

Exchange Traded Funds - 0.12%

ProShares UltraShort Euro (a)	3,000	57,630

TOTAL EXCHANGE TRADED FUNDS (Cost $61,740)		57,630

	Principal
Corporate Bonds - 7.18%	Amount

Autozone, Inc., 5.875%, 10/15/2012	$200,000	$204,607
Bank Of America Corp., 0.804%, 09/15/2014 (g)	250,000	236,629
Citigroup, Inc., 5.300%, 10/17/2012	200,000	203,974
Computer Science Corp., 5.500%, 03/15/2013	325,000	335,563
CWABS, Inc., 3.239%, 10/25/2032 (d) (g)	27,904	2,360
CWABS, Inc., 0.899%, 04/25/2032 (d) (g)	65,707	34,862
Goldman Sachs Group Inc./The, 5.700%, 09/01/2012	400,000	405,978
HCA Holdings, Inc. 6.950%, 05/01/2012	250,000	250,000
Human Genome Sciences, Inc. 2.250%, 08/15/2012 (f)	500,000	512,500
IMPAC CMB Trust, 1.139%, 10/25/2033 (e) (g)	104,094	93,260
IMPAC CMB Trust, 1.079%, 09/25/2034 (e) (g)	124,958	90,914
Kinder Morgan, Inc. 6.500%, 09/01/2012	300,000	304,875
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (c)	125,000	-
Starwood Hotel & Resorts Worldwide, Inc., 6.250%, 02/15/2013	250,000	260,313
Tesoro Corp., 6.250%, 11/01/2012	265,000	270,300
Tesoro Corp., 6.500%, 06/01/2017	200,000	207,500

TOTAL CORPORATE BONDS (Cost $3,492,929)		3,413,635

Money Market Securities - 5.97%	Shares

Fidelity Institutional Money Market Portfolio, 0.26% (g)	2,838,780	$2,838,780

TOTAL MONEY MARKETS (Cost $2,838,780)		2,838,780

TOTAL INVESTMENTS (Cost $34,568,823) - 100.34%		$47,716,441

Liabilities in excess of other assets - (0.34)%		(160,936)

TOTAL NET ASSETS - 100.00%		$47,555,505

(a) Non-income producing.
(b) American Depositary Receipt.
(c) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(d) Asset-Backed Security.
(e) Collateralized mortgage obligation.
(f) Convertible corporate bond.
(g) Variable rate securities; the coupon rate shown represents the rate at April 30, 2012.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
April 30, 2012
(Unaudited)

Assets
Investments in securities
At cost	$34,568,823
At fair value	47,716,441

Interest receivable	39,250
Dividends receivable	28,964
Receivable from investments sold	18,040
Receivable from capital stock sold	15,873
Receivable from tax reclaim	567
Total assets	47,819,135

Liabilities
Payable for investments purchased	215,364
Accrued advisory fees (a)	48,266
Total liabilities	263,630

Net Assets	$47,555,505

Net Assets consist of:
Paid in capital	34,172,561
Accumulated undistributed net investment income (loss)	110,796
Accumulated net realized gain (loss) on investments	124,530
Net unrealized appreciation (depreciation) on investments	13,147,618

Net Assets	$47,555,505

Shares outstanding (unlimited number of shares authorized)	2,680,004

Net Asset Value
Offering and redemption price per share	$17.74

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the period ended April 30, 2012
(Unaudited)

Investment Income
Dividend income (net of foreign withholding tax of $6,629)	$423,515
Interest income	39,601
Total Income	463,116

Expenses
Investment advisor fee (a)	274,781
Total Expenses	274,781
Net Investment Income (Loss)	188,335

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	123,974
Change in unrealized appreciation (depreciation)
on investment securities	4,089,141
Net realized and unrealized gain (loss) on investment securities	4,213,115
Net increase (decrease) in net assets resulting from operations	$4,401,450

(a) See Note 4 to the Financial Statements

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets	For the Six
	Months Ended
	April 30, 2012	Year ended
Increase (Decrease) in Net Assets due to:	(Unaudited)	October 31, 2011
Operations
Net investment income (loss)	$188,335	$251,012
Net realized gain (loss) on investment securities	123,974	1,283,127
Change in unrealized appreciation (depreciation) on investments	4,089,141	1,509,698
Net increase (decrease) in net assets resulting from operations	4,401,450	3,043,837

Distributions
From net investment income	(278,182)	(248,945)
From capital gains	(843,382)	-
Change in net assets from distributions	(1,121,564)	(248,945)

Capital Share Transactions
Proceeds from shares sold	3,300,946	4,301,086
Reinvestment of distributions	1,118,418	248,268
Amount paid for shares redeemed	(1,394,579)	(2,924,598)
Net increase (decrease) in net assets resulting
from share transactions	3,024,785	1,624,756
Total Increase (Decrease) in Net Assets	6,304,671	4,419,648

Net Assets
Beginning of period	41,250,834	36,831,186
End of period	$47,555,505	$41,250,834

Accumulated undistributed net investment income included in
net assets at end of period	$110,796	$200,643

Capital Share Transactions
Shares sold	194,068	265,079
Shares issued in reinvestment of distributions	69,814	15,278
Shares redeemed	(81,607)	(176,204)

Net increase (decrease) from capital share transactions	182,275	104,153

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during each period)

	For the Six Months Ended April 30, 2012		Year ended	Year ended	Year ended	Year ended	Year ended
	(Unaudited)		October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Selected Per Share Data

Net asset value, beginning of period	$ 16.52		$ 15.39	$ 13.37	$ 12.54	$ 16.88	$ 15.54

Income from investment operations
Net investment income	0.07		0.10	0.11	0.12	0.16	0.16
Net realized and unrealized gain (loss)	1.59		1.13	2.02	0.91	(4.01)	1.57
Total from investment operations	1.66		1.23	2.13	1.03	(3.85)	1.73

Less Distributions to shareholders:
From net investment income	(0.11)		(0.10)	(0.11)	(0.19)	(0.18)	(0.11)
From capital gains	(0.33)		-	-	(0.01)	(0.31)	(0.28)
Total distributions	(0.44)		(0.10)	(0.11)	(0.20)	(0.49)	(0.39)

Net asset value, end of period	$ 17.74		$ 16.52	$ 15.39	$ 13.37	$ 12.54	$ 16.88

Total Return (a)	10.36%	(b)	8.03%	16.04%	8.51%	-23.36%	11.30%

Ratios and Supplemental Data
Ratio of expenses to average net assets
Net assets, end of period (000)	$ 47,556		$ 41,251	$ 36,831	$ 30,802	$ 26,979	$ 28,081
before waiver	1.25%	(c)	1.25%	1.27%	1.28%	1.27%	1.26%
Ratio of expenses to average net assets	1.25%	(c)	1.25%	1.23%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	0.86%	(c)	0.64%	0.72%	0.99%	1.13%	0.95%
Ratio of net investment income to
average net assets	0.86%	(c)	0.64%	0.76%	1.02%	1.15%	0.96%
Portfolio turnover rate	4.39%		15.79%	16.14%	25.53%	41.77%	25.12%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Not annualized.
(c) Annualized.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998.  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  There were no such material reclassifications for the period ended April 30, 2012.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, preferred stocks, and exchange traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Fixed income securities, including corporate bonds will be categorized as Level 1 securities when valued using market quotations in an active market. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) including commercial paper and cash equivalents, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$39,921,203	$-	$-	$39,921,203

Real Estate Investment Trusts	1,065,073	-	-	1,065,073

Preferred Stocks	420,120	-	-	420,120

Exchange Traded Funds	57,630	-	-	57,630

Corporate Bonds	-	3,413,635	** 0	3,413,635

Money Market Securities	2,838,780	-	-	2,838,780

Total	$44,302,806	$3,413,635	$-	$47,716,441

* Refer to Schedule of Investments for industry classifications

** The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a Level 3 security. There was no activity related to this security during the year, nor did the Fund purchase, sell, or hold any other Level 3 securities during the period. Therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

During the period ended April 30, 2012, the Fund had no transfers between Levels. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and officers, and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above.  For the period ended April 30, 2012, the Advisor earned fees of $274,781 from the Fund.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 28, 2013. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above expense limitation. At April 30, 2012, the Advisor was owed $48,266 for its advisory services and no fees were waived during the year.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2011 are as follows:

Amount	October 31,

$7,866	2012
$6,101	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period ended April 30, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended April 30, 2012, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$-
Other	2,425,058

Sales
U.S. Government Obligations	$-
Other	1,760,239

At April 30, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$13,886,933
Gross (Depreciation)	(752,198)

Net Appreciation (Depreciation)
on Investments	$13,134,735

At April 30, 2012, the aggregate cost of securities for federal income tax purposes was $34,581,706.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2012, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 75.77% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2011, the Fund paid an income distribution of $0.1102 per share to shareholders of record on December 27, 2011.

On December 28, 2011, the Fund paid a long-term capital gain distribution of $ 0.3341 per share to shareholders on December 27, 2011.

The tax character of distributions paid during the fiscal years 2011 and 2010 were as follows:

	2011	2010
Ordinary income	$248,945	$263,370

Marathon Value Portfolio
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$214,112
Long-term capital gains	843,352
Unrealized appreciation	9,045,594

$10,103,058

As of October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the treatment of income earned from underlying securities.

Management Agreement Renewal (Unaudited)

The approval of the Management Agreement (the “Agreement”) between the Trust and Spectrum Advisory Services, Inc. (the “Advisor”) for the Marathon Value Portfolio (the “Fund”) was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held November 13-14, 2011. The Chairman of the Board noted that on October 31, 2011, the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of this management agreement and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to the Fund’s management agreement, and the expense cap agreement in place would be renewed for an additional year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Management Agreement and expense cap side letter; (ii) a letter sent by the Administrator on behalf of the Board to the Fund’s Advisor requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940, as amended, and Advisor’s response, including among other information, a description of the Advisor’s services to the Fund, any changes in advisory personnel, an analysis of the Advisor’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that the Advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the Advisor’s Form ADV Parts 1 and 2A; (v) current financial statements for the Advisor; (vi) the Fund’s Schedule of Investments as of July 31, 2011; (vii) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of the Advisor and conducted an interview led by the Chairman of the Audit Committee of the Board.

After their conference call with the Advisor concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believe, in light of the legal advice provided by legal counsel, and their own business judgment, to be relevant.  They noted that this included information regarding the Fund and its Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.

(i)           The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $370 million, of which the Fund represented approximately $40 million as of August 2011.  The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient to sustain good performance, compliance and other needs.  The Committee determined that the Advisor’s resources appear adequate, and specifically noted the Advisor provides the Fund with an experienced portfolio manager to manage the Fund, as well as various administrative and professional staff, including three traders and a compliance officer.  The Committee confirmed that the Advisor was not proposing any changes to the level of services provided to the Fund.

The Committee noted various compliance reports had been provided by the Advisor and the CCO throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year, except that the Advisor had been required to update its web site to ensure that the most current versions of the Fund’s prospectus and reports to shareholders were available on the site.  The CCO confirmed that he was not aware of any other material compliance issues, and also confirmed that he had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund and Advisor Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance.  The Committee noted that the Fund had achieved a positive return of 15.33% for the year ended August 31, 2011, which was lower than its peer group’s average and benchmark.  The Committee considered the Advisor’s explanation that the Fund’s underperformance was due to the Advisor’s defensive strategy, which involved a larger allocation to cash and fixed income securities than its benchmark, as well as an emphasis on quality companies.  The Committee also favorably noted that the Fund’s total return for the prior three-, five- and ten-year periods exceeded the returns of the Fund’s peer group average and benchmark. The Committee also noted that the Fund currently has a five star rating by Morningstar.

Management Agreement Renewal (Unaudited) - continued

(iii)           Fee Rates and Profitability – The Committee noted that the Advisor charges a “universal fee” of 1.25%, for which the Advisor provides the Fund with portfolio management and pays most of the Fund’s operating expenses.   They noted that the universal fee was higher than the Fund’s peer group average advisory fee, but noted that the comparison was not identical because other Advisors typically do not pay fund expenses out of their advisory fees.   They also noted that the advisory fee charged by the Advisor to its separate accounts was lower for the same reason. The Committee noted that, after fee waivers and reimbursements by the Advisor, the Fund’s total expense ratio was lower than its peer group average.  The Advisor confirmed that it has agreed to continue capping certain operating expenses of the Fund at 1.25% through February 2013.

The Committee next reviewed the Advisor’s balance sheet as of December 31, 2010.  They concluded, based on their review, that the Advisor appears to be well-capitalized and financially sound.  The Committee noted that the Advisor’s profitability analysis shows that the Fund’s management agreement is currently profitable to the Advisor, but that the profit is not excessive based on the Advisor’s overhead and its obligations to pay Fund expenses.

The Committee noted that the Advisor does not receive any 12b-1 fees with respect to the Fund.  The Committee also noted that the Advisor reported that it had not entered into soft dollar arrangements.  As a result, the Committee determined that there were no collateral benefits accruing to the Advisor from managing the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committee noted that the Advisor reported that it has engaged a marketing firm to create a marketing strategy for the Fund, and that it intends to seek ways to make the Fund available to 401(k) and defined contribution plan participants.  The Committee also considered the Advisor’s report that it will be paying mutual fund platform fees to Schwab for inclusion on its OneSource platform as a way to generate greater inflows into the Fund.  Based on these expenses and the Advisor’s obligation to cap Fund expenses, the Committee determined that the Advisor had not yet begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend the Board approve the Fund’s Management Agreement.  Based on the Committee’s recommendation, the Board determined that the Management Agreement is fair and in the best interests of the Fund and its shareholders, and approved the continuation of the Management Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
John C. Swhear, Senior Vice President & Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, Georgia 30338

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Becker Value Equity Fund

2B

Retail Class: BVEFX
Institutional Class:  BVEIX

Semi-Annual Report

1BApril 30, 2012

Fund Advisor:

Becker Capital Management, Inc.
1211 SW Fifth Avenue
Suite 2185
Portland, OR  97204

Toll Free: (800) 551-3998

INVESTMENT RESULTS – (Unaudited)

* The Russell 1000 Value Index and The S&P 500® Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998.  Please read it carefully before investing.  The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through April 30, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value  Index and the  S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1 As a percent of net assets.
2 Companies with market capitalizations greater than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from November 1, 2011 to April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
ABOUT THE FUND’S EXPENSES – continued (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value,	Value,	During	Expense
		November 1, 2011	April 30, 2012	Period 1	Ratio
Becker Value Equity Fund
Retail Class	Actual	$1,000.00	$1,114.30	$4.89	0.93%
	Hypothetical 2	$1,000.00	$1,020.24	$4.67	0.93%
Institutional Class	Actual	$1,000.00	$1,115.20	$3.58	0.68%
	Hypothetical 2	$1,000.00	$1,021.48	$3.42	0.68%

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds' Advisor for the period beginning November 1, 2011 through April 30, 2012. The "Financial Highlights" tables in the Fund's financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

2 Hypothetical assumes 5% annual return before expenses.

Becker Value Equity Fund
Schedule of Investments
April 30, 2012
(Unaudited)

Common Stocks - 93.7%	Shares	Fair Value

Consumer Discretionary - 7.1%
Honda Motor Co. ADR	70,500	$2,540,820
Johnson Controls, Inc.	63,470	2,029,136
Target Corp.	45,800	2,653,652
Time Warner, Inc.	65,500	2,453,630
		9,677,238

Consumer Staples - 12.7%
Archer-Daniels-Midland Co.	68,550	2,113,397
Avon Products, Inc.	95,000	2,052,000
Bunge Ltd.	39,500	2,547,750
ConAgra Foods, Inc.	75,500	1,949,410
Hormel Foods Corp.	41,190	1,196,981
Molson Coors Brewing Co., Class B	40,200	1,671,516
Nestle SA ADR	17,505	1,070,256
Wal-Mart Stores, Inc.	32,990	1,943,441
Walgreen Co.	81,000	2,839,860
		17,384,611

Energy - 12.5%
Chevron Corp.	24,275	2,586,744
ConocoPhillips	35,500	2,542,865
Devon Energy Corp.	37,025	2,586,196
Diamond Offshore Drilling, Inc.	5,000	342,750
Murphy Oil Corp.	25,900	1,423,723
Nabors Industries Ltd. *	78,000	1,298,700
Petroleo Brasileiro ADR	68,320	1,513,971
Royal Dutch Shell PLC ADR	34,000	2,432,360
Schlumberger Ltd.	31,000	2,298,340
		17,025,649
Financials - 13.8%
Allstate Corp. / The	48,900	1,629,837
Blackrock, Inc.	9,000	1,724,220
Chubb Corp. / The	17,600	1,286,032
JPMorgan Chase & Co.	82,060	3,526,939
MetLife, Inc.	34,000	1,225,020
Morgan Stanley	116,000	2,004,480
PNC Financial Services Group, Inc.	32,500	2,155,400
State Street Corp.	50,200	2,320,244
U.S. Bancorp	52,500	1,688,925
Unum Group	52,400	1,243,976
		18,805,073

Health Care - 14.8%
Aetna, Inc.	33,900	1,492,956
Amgen, Inc.	38,500	2,737,735
Becton, Dickinson & Co.	33,300	2,612,385
Boston Scientific Corp. *	217,000	1,358,420
Covidien PLC	42,015	2,320,488
Hospira, Inc. *	30,685	1,077,657
McKesson Corp.	28,000	2,559,480
Merck & Co., Inc.	76,000	2,982,240
Zimmer Holdings, Inc.	48,000	3,020,640
		20,162,001

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Common Stocks - 93.7% - continued
	Shares	Fair Value
Industrials - 14.6%
3M Co.	32,200	$2,877,392
Dun & Bradstreet Corp.	35,000	2,722,300
Emerson Electric Co.	26,210	1,377,073
FedEx Corp.	20,820	1,837,157
General Electric Co.	109,800	2,149,884
L-3 Communications Holdings, Inc.	31,070	2,284,888
Raytheon Co.	46,000	2,490,440
Southwest Airlines Co.	218,000	1,805,040
Tyco International Ltd.	43,000	2,413,590
		19,957,764

Information Technology - 10.8%
Harris Corp.	61,520	2,801,621
Intel Corp.	118,000	3,351,200
Microsoft Corp.	104,000	3,330,080
Symantec Corp. *	155,550	2,569,686
TE Connectivity Ltd.	34,350	1,252,401
VISA, Inc., Class A	11,755	1,445,630
		14,750,618

Materials - 1.0%
PPG Industries, Inc.	13,500	1,420,740

Telecommunication Services - 3.7%
AT&T, Inc.	74,500	2,451,795
Verizon Communications, Inc.	64,400	2,600,472
		5,052,267

Utilities -2.7%
NextEra Energy, Inc.	29,000	1,866,150
Xcel Energy, Inc.	67,010	1,813,291
		3,679,441

TOTAL COMMON STOCKS (Cost $104,641,545)		127,915,402

Money Market Securities - 6.4%
Federated Government Obligations Fund - Institutional Shares, 0.01% (a)	8,681,074	8,681,074

TOTAL MONEY MARKET SECURITIES (Cost $8,681,074)		8,681,074

TOTAL INVESTMENTS (Cost $113,322,619) - 100.1%		136,596,476

Liabilities in excess of other assets - (0.1)%		(119,582)

TOTAL NET ASSETS - 100.0%		$136,476,894

(a) Rate disclosed is the seven day yield as of April 30, 2012.
* Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
April 30, 2012
(Unaudited)

Assets
Investment in securities:
At cost	$113,322,619
At value	$136,596,476

Dividends receivable	188,558
Receivable for Fund shares sold	27,904
Tax reclaims receivable	20,315
Prepaid expenses	43,357
Total assets	136,876,610

Liabilities
Payable to Advisor (a)	45,411
Accrued Administrative Service Fees - Retail Class	18,007
Payable for Fund shares redeemed	130,230
Payable for investments purchased	159,704
Payable to administrator, fund accountant, and transfer agent	30,557
Payable to trustees and officers	406
Payable to custodian	2,698
Other accrued expenses	12,703
Total liabilities	399,716

Net Assets	$136,476,894

Net Assets consist of:
Paid in capital	$113,141,036
Accumulated undistributed net investment income	547,509
Accumulated net realized loss from investment transactions	(485,508)
Net unrealized appreciation on investments	23,273,857

Net Assets	$136,476,894

Retail Class:
Net Assets	$88,508,962
Shares outstanding (unlimited number of shares authorized)	6,331,649
Net asset value ("NAV") and offering price per share	$13.98
Redemption price per share (NAV * 99%) (b)	$13.84

Institutional Class:
Net Assets	$47,967,932
Shares outstanding (unlimited number of shares authorized)	3,428,910
Net asset value ("NAV") and offering price per share	$13.99
Redemption price per share (NAV * 99%) (b)	$13.85

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the six months ended April 30, 2012
(Unaudited)

Investment Income
Dividend income (Net of foreign withholding taxes of $16,897)	$1,545,518
Total Income	1,545,518

Expenses
Investment Advisor fee (a)	351,164
Administrative Services fee - Retail Class	104,540
Administration expenses	70,234
Fund accounting expenses	31,690
Transfer agent expenses	31,897
Legal expenses	8,338
Registration expenses	16,404
Custodian expenses	11,088
Audit expenses	7,266
Trustee expenses	5,167
CCO expenses	4,259
Insurance expense	2,182
Pricing expenses	1,909
Report printing expense	4,845
Miscellaneous expenses	1,668
Total Expenses	652,651
Fees waived by Advisor (a)	(113,644)
Net operating expenses	539,007
Net Investment Income	1,006,511

Realized & Unrealized Gain on Investments
Net realized gain on investment transactions	2,397,200
Net change in unrealized appreciation of investments	10,459,276
Net realized and unrealized gain on investments	12,856,476
Net increase in net assets resulting from operations	$13,862,987

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets
	Six months
	ended
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations
Net investment income	$1,006,511	$1,579,106
Net realized gain on investment transactions	2,397,200	2,598,841
Net change in unrealized appreciation of investments	10,459,276	1,492,627
Net increase in net assets resulting from operations	13,862,987	5,670,574

Distributions
From net investment income, Retail Class	(1,095,087)	(1,300,118)
From net investment income, Institutional Class	(612,691)	-
Total distributions	(1,707,778)	(1,300,118)

Capital Transactions - Retail Class
Proceeds from shares sold	11,834,250	26,970,593
Reinvestment of distributions	1,080,437	977,930
Amount paid for shares redeemed	(14,554,054)	(55,388,074)
Proceeds from redemption fees collected (a)	863	1,607
Net decrease in net assets resulting
from Retail Class capital transactions	(1,638,504)	(27,437,944)

Capital Transactions - Institutional Class (b)
Proceeds from shares sold	9,036,145	39,372,389
Reinvestment of distributions	220,058	-
Amount paid for shares redeemed	(6,634,777)	(590,291)
Net increase in net assets resulting
from Institutional Class capital transactions	2,621,426	38,782,098

Net increase in net assets resulting
from capital transactions	982,922	11,344,154

Total Increase in Net Assets	13,138,131	15,714,610

Net Assets
Beginning of period	123,338,763	107,624,153

End of period	$136,476,894	$123,338,763

Accumulated undistributed net investment income
included in net assets at end of period	$547,509	$1,248,776

Share Transactions - Retail Class
Shares sold	888,694	2,059,496
Shares issued in reinvestment of distributions	84,607	75,809
Shares redeemed	(1,108,135)	(4,478,258)
Net decrease from share transactions	(134,834)	(2,342,953)

Share Transactions - Institutional Class (b)
Shares sold	696,116	3,281,554
Shares issued in reinvestment of distributions	17,246	-
Shares redeemed	(517,454)	(48,552)
Net increase from capital share transactions	195,908	3,233,002

(a) The Fund charges a redemption fee of 1.00% on Retail and Institutional Class shares redeemed within 30 calendar days of purchase.
(b) Institutional Class shares commenced operations on September 2, 2011.

See accompanying notes which are an integral part of these financial statements.

		Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions	Paid in capital from redemption fees (a)	Net Asset Value, end of period	Total return (b)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

Retail Class
2007		$14.20	0.16	1.40	1.56	(0.14)	(0.45)	(0.59)	-	$15.17	11.18%		$68,211	1.00%		1.31%		1.14%		0.83%		38.95%
2008		$15.17	0.13	(4.37)	(4.24)	(0.16)	(0.91)	(1.07)	-	$9.86	-29.83%		$57,539	0.99%	(c)	1.33%		1.10%		0.76%		45.97%
2009		$9.86	0.14	1.20	1.34	(0.12)	-	(0.12)	-	$11.08	13.91%		$81,962	0.95%		1.36%		1.62%		1.21%		44.97%
2010		$11.08	0.13	1.14	1.27	(0.13)	-	(0.13)	-	$12.22	11.51%		$107,624	0.95%		1.14%		1.19%		1.00%		18.29%
2011		$12.22	0.22	0.42	0.64	(0.15)	-	(0.15)	-	$12.71	5.20%		$82,221	0.95%	(d)	1.09%		1.33%		1.19%		34.33%
2012	(f)	$12.71	0.10	1.34	1.44	(0.17)	-	(0.17)	-	$13.98	11.43%	(g)	$88,509	0.93%	(h)	1.11%	(h)	1.49%	(h)	1.31%	(h)	11.95%	(g)

Institutional Class
2011	(e)	$12.29	0.02	0.41	0.43	-	-	-	-	$12.72	3.50%	(g)	$41,118	0.68%	(h)	0.80%	(h)	1.37%	(h)	1.25%	(h)	34.33%
2012	(f)	$12.72	0.11	1.34	1.45	(0.18)	-	(0.18)	-	$13.99	11.52%	(g)	$47,968	0.68%	(h)	0.86%	(h)	1.74%	(h)	1.56%	(h)	11.95%	(g)

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expense cap to 0.95%. Prior to September 1, 2008, the Fund's expense cap was 1.00%.
(d) The Advisor contractually has agreed to cap certain operating expenses (excluding Administrative Services Plan fees and indirect expenses such as acquired fund fees)
of the Fund at 0.68% through February 28, 2013. Prior to August 23, 2011, the Fund's expense cap was 0.95%
(e) For the period September 2, 2011 (commencement of operations) to October 31, 2011.
(f) For the six months ended April 30, 2012 (Unaudited).
(g) Not annualized.
(h) Annualized.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 1.  ORGANIZATION

The Becker Value Equity Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on June 9, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The Fund commenced operations on November 3, 2003.  The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”).  The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class.  Retail Class shares were first offered to the public on November 3, 2003; and Institutional Class shares were first offered to the public on September 2, 2011.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the administrative service fee arrangement for the Retail Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the six months ended April 30, 2012, there were no such material reclassifications.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$127,915,402	$-	$-	$127,915,402

Money Market Securities	8,681,074	-	-	8,681,074

Total	$136,596,476	$-	$-	$136,596,476
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.  There were no significant transfers between any levels for the six months ended April 30, 2012.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average net assets.  For the six months ended April 30, 2012, before the waiver described below, the Advisor earned a fee of $351,164 from the Fund.  The Advisor has contractually agreed through February 28, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses do not exceed 0.68% of the Fund’s average daily net assets. For the six months ended April 30, 2012, the Advisor waived fees of $113,644.  At April 30, 2012, the Advisor was owed $45,411 from the Fund for advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitations in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2011 are as follows:

Recoverable through
Amount	October 31,

$270,984	2012
$184,157	2013
$167,478	2014

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the six months ended April 30, 2012, $113,644 may be subject to potential repayment by the Fund to the Advisor through October 31, 2015.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the six months ended April 30, 2012, HASI earned fees of $70,234 for administrative services provided to the Fund.  At April 30, 2012, the Fund owed HASI $21,803 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the six months ended April 30, 2012, the Custodian earned fees of $11,088 for custody services provided to the Fund.  At April 30, 2012, the Fund owed the Custodian $2,698 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended April 30, 2012, HASI earned fees of $12,916 from the Fund for transfer agent services and $18,981 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the six months ended April 30, 2012, HASI earned fees of $31,690 from the Fund for fund accounting services.  At April 30, 2012, the Fund owed HASI $1,311 for transfer agent services, $1,358 in reimbursement of out-of-pocket expenses, and $6,085 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the six months ended April 30, 2012.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted an Administrative Services Plan with respect to Retail Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Advisor to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor.  Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.  For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class’ assets on an on-going basis.  For the six months ended April 30, 2012, the Retail Class incurred Service fees of $104,540.  At April 30, 2012, $18,007 was unpaid.

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 5.  INVESTMENT TRANSACTIONS

For the six months ended April 30, 2012, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	14,624,238
Sales
U.S. Government Obligations	$-
Other	16,944,982

At April 30, 2012, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$23,635,409
Gross (Depreciation)	(443,485)
Net Appreciation on Investments	$23,191,924

At April 30, 2012, the aggregate cost of securities for federal income tax purposes, was $113,404,552.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940.  At April 30, 2012, Commercial Properties, for the benefit of its customers, owned 54.21% of the Institutional Class shares and Charles Schwab & Co., for the benefit of its customers, owned 31.65% of the Retail Class shares.  Therefore, Commercial Properties and Charles Schwab & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the fiscal years ended October 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary Income	$1,300,118	$988,950

Becker Value Equity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

On December 23, 2011, the Fund paid an income distribution of $0.1675 per share to Retail Class shareholders of record on December 22, 2011.

On December 23, 2011, the Fund paid an income distribution of $0.1780 per share to Institutional Class shareholders of record on December 22, 2011.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,248,776
Capital loss carryforward	(2,731,240)
Unrealized appreciation	12,663,113

$11,180,649

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $151,468.

NOTE 9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2011, the Fund had available for federal tax purposes unused capital loss carryforwards of $2,731,240, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount                                           Expires October 31,
$2,731,240                                           2017

Capital losses generated during the fiscal year ending October 31, 2012 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010.  Effective for taxable years beginning after the enactment date of the Act, if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryforwards generated in future years must be fully utilized before those capital loss carryforwards listed with noted expiration dates in the table above.

NOTE 10.  SUBSEQUENT EVENT

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-551-3998 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Stephen A Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Senior Vice President and Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Jones Villalta Opportunity Fund

Semi-Annual Report

April 30, 2012

Fund Adviser:

Jones Villalta Asset Management, LLC
2705 Bee Cave Road, Suite 200
Austin, TX 78746

Toll Free (866) 950-5863

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Semi-Annual Report Commentary – April 30, 2012

The market has moved significantly higher over the past six months, retracing some of the ground lost in the summer and fall of 2011. For the six months ending April 30, 2012, JVOFX moved up 10.62% on a total return basis.  By comparison, the S&P 500® index has produced a total return of 12.76% over this same time period.

While 2012 is off to a very good start, the market remains relatively volatile. Macroeconomic concerns continue to take center stage, as the domestic economy continues to muddle along, adding a modest number of new jobs, but an insufficient sum to move the unemployment rate materially lower.

While the market charged higher over the past six months, a majority of S&P sectors trailed the broad benchmark.  No sector moved lower over the period, but three sectors dominated the broader S&P 500’s performance: consumer discretionary, financials and information technology.  Our five top performing issues in the six month period reflected the performance of the broad market’s sector indexes. The best performing issue in the portfolio on a price basis (exclusive of dividends) over the period was Gap Inc. (up 50.79%), followed by Toll Brothers, Inc. (up 45.64%), Home Depot Inc. (up 44.66%), Wells Fargo & Company (up 28.98%) and JP Morgan Chase & Company (up 23.65%).

On the whole, 27 out of 37 issues held in the portfolio during the six month period (including two issues that were sold prior to period-end) advanced, while 10 issues declined in value.  And, while only 16 issues out-performed the broad market, 11 of these issues captured more than 150% of the broad market’s upward movement on a price basis, advancing in excess of 17.30%.

As of April 30th, a fair number of stocks that we’ve owned since October 31st moved lower on a price basis over the six month time period.  NII Holdings, Inc. (down 40.50%), Chesapeake Energy Corporation (down 34.42%) and SUPERVALU Inc. (down 25.94%) were far and away the worst performing issues in the portfolio over the past six months – off significantly from October 31st prices.  Rounding out our five worst performing issues were Transocean Ltd. (down 11.83) and The Mosaic Company (down 9.80%).

For the six month period ending April 30th, we sold two stocks in their entirety: Liberty Interactive Corporation and EMC Corporation.  Both of these positions had performed exceedingly well in the difficult 2011 environment, and given their relative performance we decided that other more downtrodden purchase candidates provided greater potential upside in future periods.

Still, over the six month period, we did not reshape the portfolio, and our additions, including PepsiCo, Inc. and Best Buy Company, Inc. only changed the character of the portfolio modestly.  We continue to view the financial sector as offering the most appeal, but given our weighting at the start of November (at 27.11%), we could only add minor amounts to this sector and maintain adequate sector diversification. While we did not add an additional financial position in the trailing six-month period, by the end of April, our sector weighting in the financial sector had reached 30.32%. Our decision to increase our shares in financial issues in the latter half of 2011 proved advantageous, as this sector moved materially higher in the first four months of 2012.

At the end of April, with the broad market up significantly over the preceding six month period and year-to-date, it’s worth asking whether the market is getting ahead of itself, or lacking substance.  These concerns, in our view, lack merit as they are overly reliant on near-term performance and the near-term view.  Stepping back from recent data and taking a more encompassing assessment of the market’s trajectory provides us with an altogether different view of the market’s upward movement.  While it’s true that, on a price basis, the S&P 500 Index has moved higher by 11.53% over the past six months, it’s also true that the market’s performance over the past year (from April 30, 2011 to April 30, 2012), is below long-term averages (up on a price basis a much more modest 2.52%). In addition, keep in mind that the market is not at all-time highs, but remains well below the highs of late-2007. What does this tell us? It tells us that the market has been quite volatile over the past year, but it tells us little about over-valuation or under-valuation. While the market is markedly higher over the trailing six months, much of this upward movement retraced losses experienced in mid-2011.

We can see this on a sector basis as well. While the S&P Financials benchmark was the worst performing component to the S&P 500 Index in 2011, over the past six months it’s one of the better performing components. Alternatively, while the S&P Utilities benchmark was the best performing S&P 500 component in 2011, over the past six months it’s the worst. Again, this tells us little about underlying value, but instead reveals that the market has moved around a lot.

More intriguing, I think, is the market’s performance in light of investor behavior. As I’ve noted in prior commentaries, market bubbles, extreme over-valuation, market crashes and extreme under-valuation do not occur in a vacuum. Such extremes have almost always occurred in relation to capital flows. The technology bubble of the late 1990s came as investors – professional and amateur – allocated significant capital to this subset of the market. The real estate bubble of the mid-2000s came as investors and consumers allocated significant capital to this market. Is the broad market’s upward movement buttressed by underlying capital inflows? The data on mutual fund flows certainly doesn’t support this assertion. Indeed, over the six month period that found the S&P 500 Index moving higher by 11.53% (on a price basis, and not total return basis), investors pulled more than $50 billion from domestic equity mutual funds1. This is a significant sum compared to historical fund flow activity, and certainly doesn’t support assertions that an ebullient populous is pushing stock valuations arbitrarily higher.

Moreover, even disregarding capital flow data, it’s difficult to conclude that valuations are stretched. Long-term interest rates are at extraordinarily low levels – a key input in valuation, as future cash flows are discounted at rates that are built off of U.S. Treasury rates. Moreover, as Inyoung Hwang and Lu Wang noted in an article in late-February on Bloomberg, profits “in the Standard & Poor’s 500 Index are rising faster than its price, leaving the gauge 9 percent cheaper than it was in April 2011 even after American equities climbed within 6 points of last year’s peak.”2 The authors go on to note that profits from U.S. corporations in the S&P 500 have topped estimates every quarter for the past three years. While the market has moved significantly higher over the past three years, given robust earnings growth, valuations on a P/E basis have not followed. In short, the “P” in P/E has risen less than the “E”, so the metric is lower overall.

It is difficult to make the case that stocks have run inexplicably higher. It is difficult to make the case that equities are over-valued. It is difficult to make the case that unsustainable capital flows are skewing equity valuations. In short, in our view, it is difficult to make the case that other asset classes present better opportunities than domestic common stocks at the present time.

Given our weighting in financial shares and their near term volatility, it is worth commenting on our outlook for this sector of the market specifically.  Most who follow our quarterly commentary will not be surprised to find that we view the financial sector as a very opportunistic area for investment.  In our view, the financial sector remains the most appealing market sector for the coming year, with large US domiciled banks preferred over other financial institutions.  As I’ve noted in previous commentaries, it’s our view that no other sector of the market is beset by as many behavioral errors as the financial sector.  Anchoring, framing and representativeness biases are all, in our view, inordinately affecting share prices for many large banking institutions, as the over-pessimism that stemmed from the financial crisis has been difficult for these shares to shake off.

Moreover, concerns regarding the European debt crisis, the domestic unemployment rate and the effects of new government regulations all weigh heavily on financial share prices.  While these are not immaterial concerns, they are concerns that are either limited to near-term results (unemployment) or limited in magnitude, as they pertain to financial firm profitability (Europe’s debt crisis and new regulations).  Additionally, JP Morgan Chase and Company’s recent trading debacle does not alter our view of the value inherent in our current financial positions.  These concerns, valid or not, have largely out-weighed better than expected earnings. In short, the value we see in domestic financials is not predicated on growth or a return to 2007-level profitability.  The profitability of the mid-2000s, on the basis of returns on equity, is not likely within the grasp of most large financial institutions in the near-term.  Still, we do think that most of the financial institutions that we own are capable of achieving returns on equity that eclipse 9%.  While this is exceedingly low by historical standards (pre-2007 levels), when considered in relation to relatively low-valuations (with most issues trading at less than book value), financial firm profitability will be sufficiently robust to justify significantly higher prices for many issues.

Too, it’s worth noting that a bullish positioning in financials is a bullish positioning on the broader market.  Right or wrong (and we would argue wrong), financials are presently tethered to inflation and growth.  As noted at the beginning of this commentary, the market’s trajectory and volatility is presently dominated by macroeconomic concerns rather than underlying fundamentals.  The performance of financials, as a group, is levered to this effect.  This may be a source of concern for some, but the volatility is, in our view, limited to the near-term. Moreover, the other side of this coin is opportunity.  The present volatility we see in some sectors of the market presents near term pain, but it also presents opportunity for those with time and perspective. Time is on the side of investors, as the increasingly myopic focus of many individuals and institutions makes longer-duration investment opportunities very appealing.

Thomas Villalta, CFA

Chief Investment Officer and Portfolio Manager

Jones Villalta Asset Management, LLC

1 Data source: The Investment Company Institute.  ici.org. Preliminary data as of May 10, 2012, subject to revision.

2 Inyoung Hwang and Lu Wang, “S&P 500 Gets 9% Cheaper as Record Profit Restores $3.2 Trillion to Stocks,” Bloomberg (February 23, 2012) (http://www.bloomberg.com/news/2012-02-23/s-p-500-gets-9-cheaper-as-record-profit-restores-3-2-trillion-to-stocks.html)

Investment Results

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-866-950-5863.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**    The S&P 500® and the Russell 1000 Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 23, 2008 (commencement of Fund operations) and held through April 30, 2012. The S&P 500® and Russell 1000 Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-950-5863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

   1As a percentage of net assets.

Investment Objective
The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Jones Villalta Opportunity Fund	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period Ended April 30, 2012
Actual*	$1,000.00	$1,106.17	$6.55
Hypothetical**	$1,000.00	$1,018.64	$6.28
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366.
** Assumes a 5% return before expenses.

Jones Villalta Opportunity Fund
Schedule of Investments
April 30, 2012
(Unaudited)

Common Stocks - 98.37%	Shares	Fair Value

Consumer Discretionary - 16.96%
Automobiles
Ford Motor Co.	19,360	$218,381

Hotels, Restaurants & Leisure
MGM Resorts International (a)	15,040	201,837

Household Durables
Toll Brothers, Inc. (a)	8,300	210,820

Media
Walt Disney Co. / The	5,495	236,890

Retailing
Best Buy Co., Inc.	7,005	154,600
Gap, Inc. / The	10,750	306,375
Home Depot, Inc. / The	3,195	165,469
		626,444

Consumer Staples - 4.31%
Beverages
PepsiCo, Inc.	3,360	221,760

Food & Staples Retailing
SUPERVALU, INC.	26,560	157,766

Energy - 11.34%
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	10,180	187,719
Chevron Corp.	1,565	166,766
ConocoPhillips	2,095	150,065
Exxon Mobil Corp.	2,890	249,523
Transocean Ltd.	4,875	245,651
		999,724

Financials - 30.18%
Banks
Bank of America Corp.	46,055	373,506
Capital One Financial Corp.	6,175	342,589
JPMorgan Chase & Co.	10,090	433,668
Wells Fargo & Co.	11,915	398,319
		1,548,082

Financials
Citigroup, Inc.	12,410	410,026
Goldman Sachs Group, Inc. / The	3,315	381,722
		791,748

Insurance
Hartford Financial Services Group, Inc. / The	15,545	319,450

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Common Stocks - 98.37% - continued	Shares	Fair Value

Health Care - 3.82%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	2,615	$170,210
Pfizer, Inc.	7,245	166,128
		336,338

Industrials - 4.01%
Industrial Conglomerates
General Electric Co.	18,045	353,321

Information Technology - 20.54%
Communications Equipment
Corning, Inc.	19,450	279,108

Computers & Peripherals
Dell, Inc. (a)	14,600	239,002
Lexmark International, Inc. - Class A	4,355	131,086
		370,088

Semiconductors & Semiconductor Equipment
Intel Corp.	11,195	317,938

Software & Services
Microsoft Corp.	8,655	277,133

Technology Hardware & Equipment
Hewlett-Packard Co.	8,990	222,592
International Business Machines Corp.	1,655	342,717
		565,309

Materials - 2.73%
Chemicals
Mosaic Co. / The	2,000	105,640

Metals & Mining
Alcoa, Inc.	13,845	134,712

Services - 0.80%
Telecommunication Services
NII Holdings, Inc. (a)	5,020	70,255

Utilities - 3.68%
Electric Utilities
AES Corp. / The (a)	25,880	324,018

TOTAL COMMON STOCKS (Cost $7,999,177)		8,666,762

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Money Market Securities - 1.12%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio, 0.24% (b)	98,343	$98,343

TOTAL MONEY MARKET SECURITIES (Cost $98,343)		98,343

TOTAL INVESTMENTS (Cost $8,097,520) - 99.49%		$8,765,105

Other assets less liabilities - 0.51%		45,244

TOTAL NET ASSETS - 100.00%		$8,810,349

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at April 30, 2012.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Assets and Liabilities
April 30, 2012
(Unaudited)

Assets:
Investments in securities:
At cost	$8,097,520
At fair value	$8,765,105

Receivable due from Adviser (a)	12,864
Receivable for fund shares sold	46,600
Dividends receivable	2,089
Interest receivable	44
Prepaid expenses	3,358
Total assets	8,830,060

Liabilities:
Payable to administrator, fund accountant and transfer agent	9,313
Payable to custodian	1,311
Other accrued expenses	9,087
Total liabilities	19,711

Net Assets:	$8,810,349

Net Assets consist of:
Paid in capital	$8,121,128
Accumulated undistributed net investment income (loss)	(2,182)
Accumulated net realized gain (loss) on investments	23,818
Net unrealized appreciation (depreciation) on investments	667,585

Net Assets:	$8,810,349

Shares outstanding (unlimited number of shares authorized)	569,656

Net asset value and offering
price per share	$15.47

Redemption price per share ($15.47 * 99%) (b)	$15.32

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Operations
For the six months ended April 30, 2012
(Unaudited)

Investment Income
Dividend income	$80,798
Interest income	109
Total Investment Income	80,907

Expenses
Investment adviser fee (a)	41,891
Transfer agent expense (a)	18,334
Administration expense (a)	17,572
Registration expense	14,992
Fund accounting expense (a)	12,431
Legal expense	8,154
Auditing expense	6,961
Trustee expense	4,780
CCO expense	4,059
Custodian expense (a)	3,269
Insurance expense	1,636
Printing expense	1,321
Miscellaneous expense	1,160
Pricing expense	1,076
24f-2 expense	157
Total Expenses	137,793
Less: Fees waived and expenses reimbursed by Adviser (a)	(85,433)
Net operating expenses	52,360
Net Investment Income (Loss)	28,547

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	26,438
Change in unrealized appreciation (depreciation) on
investment securities	892,050
Net realized and unrealized gain (loss) on investment securities	918,488
Net increase (decrease) in net assets resulting from operations	$947,035

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Changes In Net Assets

	For the
	Six Months Ended	For the
	April 30, 2012	Year Ended
Increase (decrease) in net assets:	(Unaudited)	October 31, 2011
Operations:
Net investment income (loss)	$28,547	$4,974
Net realized gain (loss) on investment securities	26,438	133,001
Change in unrealized appreciation (depreciation) on investment securities	892,050	(231,420)
Net increase (decrease) in net assets resulting from operations	947,035	(93,445)

Distributions to shareholders:
From net investment income	(30,729)	(7,967)
From net realized gains	(128,721)	(488,018)
Total distributions	(159,450)	(495,985)

Capital Share Transactions:
Proceeds from Fund shares sold	1,207,938	5,347,273
Reinvestment of distributions	159,361	495,400
Amount paid for Fund shares redeemed	(929,483)	(203,567)
Proceeds from redemption fees	-	40
Net increase in net assets resulting
from capital share transactions	437,816	5,639,146

Total Increase in Net Assets	1,225,401	5,049,716

Net Assets
Beginning of year	7,584,948	2,535,232

End of period	$8,810,349	$7,584,948

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(2,182)	$-

Capital Share Transactions
Shares sold	87,346	352,584
Shares issued in reinvestment of distributions	12,026	31,752
Shares repurchased	(61,391)	(12,539)

Net increase from capital share transactions	37,981	371,797

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Financial Highlights
(For a share outstanding during the period)

	For the Six Months Ended April 30, 2012		For the Year Ended		For the Year Ended		For the Period Ended
	(Unaudited)		October 31, 2011		October 31, 2010		October 31, 2009	(a)

Selected Per Share Data:
Net asset value, beginning of period	$14.27		$15.86		$13.88		$10.00

Income from investment operations:
Net investment income	0.05		0.02		(0.02)		0.02
Net realized and unrealized gain	1.42		(0.14)		2.15		3.89
Total from investment operations	1.47		(0.12)		2.13		3.91

Less Distributions to shareholders:
From net investment income	(0.05)		(0.02)		(0.01)		(0.03)
From net realized gains	(0.22)		(1.45)		(0.15)		-
Total distributions	(0.27)		(1.47)		(0.16)		(0.03)

Paid in capital from redemption fees	-		-	(b)	0.01		-

Net asset value, end of period	$15.47		$14.27		$15.86		$13.88

Total Return (c)	10.62%	(d)	(1.55)%		15.47%		39.31%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$8,810		$7,585		$2,535		$1,513
Ratio of expenses to average net assets	1.25%	(e)	1.25%		1.32%	(f)	1.25%	(e)
Ratio of expenses to average net assets
before reimbursement	3.29%	(e)	4.19%		7.48%		16.43%	(e)
Ratio of net investment income (loss) to
average net assets	0.68%	(e)	0.09%		(0.13)%		0.27%	(e)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.36)%	(e)	(2.85)%		(6.29)%		(14.91)%	(e)
Portfolio turnover rate	12.77%		9.43%		100.97%		10.84%

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Due to overdraft fees, the Fund is above the 1.25% cap noted in the prospectus

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 1. ORGANIZATION

The Jones Villalta Opportunity Fund (the “Fund”) was organized as a diversified separate series of Unified Series Trust (the “Trust”) on November 10, 2008 and commenced operations on December 23, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Fund is Jones Villalta Asset Management, LLC (the “Adviser”).  The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The first in, first out method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  There were no such material reclassifications for the year ended April 30, 2012.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,491,121	$-	$-	$7,491,121

Money Market Securities	88,820	-	-	88,820

Total	$7,579,941	$-	$-	$7,579,941

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the six months ended April 30, 2012, there were no transfers between levels.  The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets.  For the six months ended April 30, 2012, the Adviser earned fees of $41,891 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2013 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.25% of the Fund’s average daily net assets. For the six months ended April 30, 2012, the Adviser waived fees and/or reimbursed expenses of $85,433. At April 30, 2012, the Adviser owed the Fund $12,864, for the excess of expenses waived by the Adviser over management fees accrued at period-end.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation described above.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2012 are as follows:

Recoverable through
Amount	October 31,

$149,791	2012
177,899	2013
177,321	2014

For the six months ended April 30, 2012, $85,433 may be subject to potential repayment by the Fund to the Adviser through October 31, 2015.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 2012, HASI earned fees of $17,572 for administrative services provided to the Fund. At April 30, 2012, the Fund owed HASI $3,071 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.  For the six months ended April 30, 2012, the Custodian earned fees of $3,269 for custody services provided to the Fund. At April 30, 2012, the Fund owed the Custodian $1,311 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended April 30, 2012, HASI earned fees of $18,332 from the Fund for transfer agent services. For the six months ended April 30, 2012, HASI earned fees of $12,431 from the Fund for fund accounting services.  At April 30, 2012, the Fund owed HASI $4,227 for transfer agent services and $2,015 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated, but may be activated at any time after February 28, 2013, upon notice to shareholders.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the six months ended April 30, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 5.  INVESTMENTS

For the six months ended April 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	1,316,423
Sales
U.S. Government Obligations	$-
Other	1,059,269

At April 30, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$1,080,246
Gross (Depreciation)	(415,290)

Net (Depreciation) on Investments	$664,956

At April 30, 2012, the aggregate cost of securities for federal income tax purposes was $8,100,149.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2012, JRJ Investment Fund, Ltd., a related party of the Adviser, held 36.92% of the Fund’s shares and Charles Schwab held, in an omnibus account for the benefit of others, 36.45% of the Fund’s shares. As a result, JRJ Investment Fund, Ltd. and Charles Schwab may each be deemed to control the Fund.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax characterization of distributions for the fiscal years ended October 31, 2011 and 2010 was as follows:
	2011	2010
Distributions paid from:
Ordinary Income	$7,967	$17,385
Capital Gains	488,018	-
	$495,985	$17,385

On December 28, 2011, the Fund paid a distribution from net investment income of $0.0495 per share to shareholders of record on December 27, 2011.

On December 28, 2011, the Fund paid a short-term capital gain distribution of $0.0613 per share and a long-term capital gain distribution of $0.1565 per share to shareholders on December 27, 2011

On March 15, 2012, the Fund paid a distribution from net investment income of $0.0026 per share to shareholders of record on March 14, 2012.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$92,519
Undistributed ordinary income *	36,211
Unrealized appreciation (depreciation)	(227,094)

$(98,364)

* Short-term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $2,629.

NOTE 9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Trust.  There are no subsequent events to report.

OTHER INFORMATION

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

On October 31, 2011, the Advisory Contract Renewal Committee (the “Committee”) of the Board of Trustees of Unified Series Trust (the “Trust”) convened via teleconference to consider whether to recommend that the full Board renew the Management Agreements between the Trust and Jones Villalta Asset Management, LLC on behalf of the Jones Villalta Opportunity Fund (the “Fund”).

In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to the Fund’s management agreement, and the expense cap agreement in place would be renewed for an additional year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Management Agreement and expense cap side letter, if any; (ii) a letter sent by the Administrator on behalf of the Board to the Fund’s advisor requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the advisor’s response, including among other information, a description of the advisor’s services to the Fund, any changes in advisory personnel, an analysis of the advisor’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that each advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) each advisor’s Form ADV Parts 1 and 2A; (v) current financial statements for each advisor; (vi) the Fund’s Schedule of Investments as of July 31, 2011; (vii) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing the Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of the advisor and conducted an interview led by the Chairman of the Audit Committee of the Board.

After their conference call with the advisor concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believe, in light of the legal advice provided by legal counsels, and their own business judgment, to be relevant.  They noted that this included information regarding each Fund and its advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.  As a result, the Committee noted as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that Jones Villalta Asset Management, LLC (the “advisor”) manages approximately $25 million, of which the Fund represents approximately $7 million, as of August 2011.  The Committee reviewed the responses from the advisor as to the resources provided to the Fund, and considered the adequacy of the advisor’s resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs.  The Committee noted the advisor’s report that it provides the support of two experienced portfolio managers for the Fund who spend approximately one-third of their time managing the Fund.  The Trust’s CCO noted that the advisor had engaged a new General Counsel to assist with legal and compliance matters.  The Committee determined the advisor’s resources appear adequate.  The Committee also noted that the advisor was not proposing any changes to portfolio management services provided to the Fund.

The Committee noted that various compliance reports had been provided by the advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were complied with during the last year.  The CCO also noted that he had reviewed a copy of the advisor’s annual compliance review dated June 29, 2011.   The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the Fund’s performance as of August 31, 2011, and reviewed other materials provided by the advisor and the Administrator with respect to such performance.    The Committee members noted that although the Fund had underperformed its peer group and benchmark for the one-year period, the Fund had outperformed its peer group and benchmark since inception.   The advisor explained that the underperformance was due primarily to sector positioning and stock selection, and in particular that the Fund’s holdings in its two largest sectors, financials and investment technology, had been hurt by the market’s focus on short term economic data and the debt crisis in Europe as opposed to longer term business fundamentals.  The advisor also stated that the Fund did not own securities in the top two performing sectors in the S&P 500.  The Committee noted that the Fund had not yet been rated by Morningstar as the Fund has been in operation for less than three full years.  The Committee compared the performance of the Fund and the advisor’s separate accounts and noted that the separate accounts had outperformed the Fund.  The advisor explained that the performance differential was due mainly to shareholder withdrawals and higher expenses of the Fund related to compliance and reporting obligations.  The Committee agreed that it should not focus on short term performance and that the advisor should be given the opportunity to develop a longer term performance history for the trend.

(iii)           Fee Rates and Profitability – The advisor confirmed that it would agree to continue capping certain operating expenses of the Fund at 1.25% through February 2012.   The Committee noted that the Fund’s 1.00% advisory fee is higher than the average advisory fee of its peer group, but also noted that the total expense ratio of the Fund was lower than its peer group’s average due to the advisor’s commitment to cap Fund expenses.

The Committee next reviewed the advisor’s profit & loss statement for the period January 2011 through September 2011. The Committee noted that the advisor is not realizing a profit as a result of its relationship with the Fund.  The Committee sought and received assurances from the advisor that it has the financial resources to meet its obligation to continue capping Fund expenses.

Finally, the Committee noted the advisor’s report that the advisor does not enter into soft dollar arrangements and it does not receive 12b-1 fees or other collateral benefits from serving as advisor to the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   The Committee noted it did not appear the advisor has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fee is reasonable, based on the factors discussed at the meeting, and unanimously voted to recommend the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 950-5863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Senior Vice President & Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Jones Villalta Asset Management, LLC
2705 Bee Cave Road, Suite 200
Austin, TX 78746

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

The Sound Mind Investing Funds

The Sound Mind Investing Fund
The Sound Mind Investing Balanced Fund

Semi-Annual Report

April 30, 2012

Fund Advisor:

SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN 47201

Toll Free (877) SMI-FUND

www.smifund.com

Dear Fellow Shareholder,

The six months ended April 30, 2012 produced positive returns for stock investors, including shareholders of the Sound Mind Investing Funds. The early months of 2012 have provided a great reminder of two investing truths: (1) it's difficult to predict what the market is going to do next, and (2) it's dangerous to set your investing course based on these types of predictions.

After declining nearly 20% last autumn, stocks rallied strongly from mid-October through year-end. Despite the strong finish, few forecasters predicted the market would advance much in 2012. Of those who did think stocks would have a good year, most expected a dull first half of 2012, with the market picking up later in the year. How wrong they were!

Instead, stocks shot out of the gate in 2012, posting their best first-quarter performance since 1998. Putting the market's 12.76% (Wilshire 5000) first-quarter gain in perspective, if that rate of growth continued for an entire year, it would produce an annualized gain of more than 60%!

Looking at the entire six-month period ended April 30, 2012, returns for the Sound Mind Investing Funds were solid in absolute terms, but disappointing relative to the broad market. The SMI Fund (SMIFX) gained 7.82%, while the S&P 500 and Wilshire 5000 gained 12.76% and 12.61% respectively.

(The S&P 500 reflects the performance of the largest U.S. stocks. The Wilshire 5000 includes these large stocks while also adding many medium and smaller companies. As a result, the Wilshire 5000 better reflects the entire U.S. market than the more widely followed S&P 500. When small stocks outperform large ones, the Wilshire 5000 will tend to outperform the S&P 500.)

We don’t ever like trailing our benchmarks. But realistically, we know that Upgrading is the sort of strategy where it will inevitably happen from time to time. The SMI Fund’s significant allocation to foreign securities (roughly 16% of the fund’s portfolio) is one specific factor that hurt its performance relative to the market indexes (which measure the performance of the U.S. stock market only).

However, when Upgrading lags the market by a fairly significant margin, as it did during the past six months, the main reason is usually due to a significant change in the market’s primary trend. As a trend-following system, Upgrading takes some time to adjust to significant trend changes. We don’t want our Upgrading formula to be so sensitive that it responds to every hiccup in market direction. But the cost of building a degree of patience into the system is occasionally lagging for a short time while Upgrading plays catch-up to the new market trends.

For this reason, it takes time for trend changes to be fully reflected in the Upgrading portfolios. The process tends to be evolutionary rather than revolutionary. As the period began last November, the portfolio was positioned very conservatively due to the nearly 20% correction that had just ended the month prior. As the period progressed and stocks continued to advance higher, the Upgrading process gradually replaced conservative funds with more aggressive ones. But the presence of those more conservative funds early on definitely kept our returns from advancing as rapidly as the U.S. market’s.

The strong gains of recent months leave us with an Upgrading portfolio tilted toward more aggressive funds at precisely the time of year when the seasonal trends tend to turn negative! But as was the case with the prevailing wisdom at the beginning of 2012, it's a dangerous thing to be too swayed by short-term dynamics and opinion. As Upgraders, we don’t base our portfolio decisions on these types of factors. Instead, we invest based on what the fund rankings tell us is happening. A significant part of the value of any good investing system is giving investors the confidence to stay invested, even at times when expectations are relatively low. "You must be present to win" when the market decides it's time to stage one of its mad dashes higher.

The SMI Balanced Fund (SMILX)

The SMI Balanced Fund uses the same Upgrading methodology as the flagship SMI Fund (SMIFX) to manage approximately 60% of the portfolio (though it’s worth noting that the exact stock funds owned may differ between SMIFX and SMILX). The remaining approximately 40% of the fund is invested by Reams Asset Management Company, an experienced bond management team.

Combining Upgrading on the stock side of the portfolio with the professional management of Reams on the bond side creates what we believe to be a formidable pairing. For investors seeking a diversified portfolio containing both stocks and bonds, we feel that the SMI Balanced Fund is a simple and effective solution.

Despite having approximately 40% of the portfolio invested in fixed income, the SMI Balanced Fund returned 6.68% for the six months ended April 30, 2012. This was considerably better than the Barclays Capital U.S. Aggregate Bond Total Return Index, which returned 2.44%, but fell short of the weighted stock/bond benchmark we use to measure SMILX’s performance, which returned 8.50% (60% of this custom benchmark is based on the Wilshire 5000 Index, with 40% coming from the Barclays Capital U.S. Aggregate Bond Index).

The primary reason for SMILX lagging its index was the performance of the Upgrading component. The same factors discussed earlier, specifically the foreign holdings and the conservative tilt of the portfolio during a time when the market was rallying, held it back. It’s worth noting that the Reams bond management team added significant value to the fixed income portfolio, as the bond portion of SMILX outperformed the Barclays aggregate by 3.06% (5.50% for SMI’s fixed income vs. 2.44% for the Barclays index).

For the six months ending April 30, 2012, 0.63% of the fixed income portfolio’s performance was attributable to the use of derivatives.  These securities will typically be investment grade and Reams uses them to gain broad market exposure when it is more economically attractive, but with less company specific risk than purchasing traditional bonds.

We’re excited about the new SMI Balanced Fund and the potential it has to simplify the investing process for SMI shareholders. If you’re interested in finding out more about SMILX, visit the SMI Fund website.  More information is presented there, including a table that can assist in determining the optimal blend of SMI Funds based on a desired stock/bond allocation (see http://www.smifund.com/learn/strategy.aspx). The fund’s prospectus is also available online; read it carefully before investing.

To conclude, the past six months were a positive time for the markets, but a bittersweet period for shareholders of the SMI Funds. After what investors have been through in recent years, strong positive returns are always welcome. But as fellow shareholders, we’re frustrated by the inability of Upgrading to keep up with the market’s rate of return during this period. Our confidence in the Upgrading system remains strong though, and we fully expect an eventual return to the type of market-beating performance long-time Upgraders have experienced in the past.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The Barclay’s Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index of investment grade, U.S. dollar-denominated, fixed-rate taxable bonds and is representative of a broader market and range of securities than is found in the Balanced Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***The Custom Benchmark for the Sound Mind Investing Balanced Fund is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through April 30, 2012. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through April 30, 2012. The Wilshire 5000 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Barclay’s Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index of investment grade, U.S. dollar-denominated, fixed-rate taxable bonds and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

      1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy.  The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

      1As a percentage of net assets.

Fund Holdings – (Unaudited) - continued

The Sound Mind Investing Balanced Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equities and fixed income securities. The Fund’s advisor determines how the Fund’s assets will be allocated between equity and fixed income securities. Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities. The advisor periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2011 through April 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses – (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period November 1, 2011 – April 30, 2012*
Actual	$1,000.00	$1,078.21	$5.90
Hypothetical **	$1,000.00	$1,019.18	$5.73

*Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Balanced Fund	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period November 1, 2011 – April 30, 2012*
Actual	$1,000.00	$1,066.84	$5.85
Hypothetical **	$1,000.00	$1,019.20	$5.71

*Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
April 30, 2012
(Unaudited)

Mutual Funds - 86.19%	Shares	Fair Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 81.94%

Akre Focus Fund - Institutional Class	587,433	$8,981,844
AllianceBernstein Growth and Income Fund - Advisor Class	1,688,777	6,535,566
AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a) (b)	1,294,464	9,721,427
Artisan International Fund - Investor Class	388,438	8,879,682
Artisan Small Cap Fund - Investor Class (a) (b)	251,550	5,076,289
Berwyn Fund (b)	216,957	6,821,131
BlackRock Small Cap Growth Equity Portfolio - Institutional Class	340,270	8,775,569
Delaware Select Growth Fund - Institutional Class (a) (b)	214,441	9,075,160
Delaware SMID Cap Growth Fund - Institutional Class (b)	549,883	16,018,092
Dreyfus Appreciation Fund, Inc.	85,218	3,755,557
Dreyfus Opportunistic Small Cap Fund	230,308	6,020,239
Federated Kaufmann Small Cap Fund - Class A	196,548	5,133,821
Federated MDT Stock Trust (b)	198,325	4,416,688
Fidelity Advisor Growth Opportunities Fund - Institutional Class (a)	234,157	10,059,403
Fidelity Mega Cap Stock Fund	716,030	8,220,028
Fidelity Small Cap Discovery Fund	446,138	9,980,101
Harbor International Fund - Institutional Class	78,347	4,649,123
Hennessy Cornerstone Growth Fund (a) (b)	479,116	5,663,153
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class (b)	538,684	14,210,481
JPMorgan Large Cap Growth Fund - Select	270,400	6,805,963
JPMorgan Mid Cap Value Fund - Institutional Class	114,899	3,063,194
Legg Mason ClearBridge Mid Cap Core Fund - Institutional Class (a)	304,137	7,642,956
Mairs & Power Growth Fund	109,528	8,818,123
Oakmark International Fund - Institutional Class	579,545	10,675,226
Royce Special Equity Fund - Institutional Class	345,124	7,475,385
Thornburg Core Growth Fund - Institutional Class (a) (b)	738,416	14,177,582
Touchstone Sands Capital Select Growth Fund - Class Y (a)	718,085	9,248,940
Virtus Foreign Opportunity Fund - Institutional Class (b)	612,652	15,046,745
Wasatch Core Growth Fund (a) (b)	151,459	6,062,891
Wasatch Emerging Markets Small Cap Fund (a)	1,681,355	4,455,592

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $232,183,556)		245,465,951

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 4.25% (c)

Aberdeen International Equity Fund - Instiutional Class	184,187	2,563,887
Allianz NFJ Dividend Value Fund - Institutional Class	200	2,456
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	5,071
American Century International Discovery Fund - Institutional Class	250	2,494
Artisan International Small Cap Fund - Investor Class	150	2,985
Artisan International Value Fund - Investor Class	150	4,109
Artisan Mid Cap Value Fund - Investor Class	200	4,258
Artisan Small Cap Value Fund - Investor Class	150	2,442
BlackRock International Opportunities Portfolio - Institutional Class	100	3,215
Bridgeway Small Cap Growth Fund - Class N	205	2,522
Bridgeway Small Cap Value Fund - Class N	179	2,719
Brown Capital Management Small Company Fund - Investor Class (a)	109	5,354
Buffalo Small Cap Fund	150	4,301
Columbia Acorn International - Class Z	100	3,956
Columbia Acorn Select - Class Z	150	4,097
Columbia Small Cap Growth I Fund - Class Z (a)	100	3,061
Columbia Value and Restructuring Fund - Class Z	50	2,460
Delaware Large Cap Value Fund - Institutional Class	100	1,736
Delaware Small Cap Value Fund - Institutional Class	100	4,169
DFA International Small Company Portfolio	100	1,564
DFA U.S. Small Cap Value Portfolio	100	2,584
Dreyfus Opportunistic MidCap Value Fund - Class A	100	2,983
DWS Dreman Small Cap Value Fund - Institutional Class	85	3,105
FBR Focus Fund - Investor Class	100	5,093
Fidelity Mid-Cap Stock Fund	150	4,522
Fidelity Small Cap Stock Fund	150	2,773
Franklin Small Cap Value Fund - Advisor Class	62,617	2,897,305
Hartford International Opportunities Fund - Class Y	248	3,685

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Mutual Funds - 86.19% - continued	Shares	Fair Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 4.25% (c) - continued

Heartland Value Fund	100	$4,152
Janus Overseas Fund - Class T	100	3,534
Janus Venture Fund - Class T	100	6,012
JPMorgan Small Cap Equity Fund - Class S	226	9,102
Longleaf Partners Fund	150	4,435
Morgan Stanley Institutional Fund, Inc. - International Small Cap Portfolio - Institutional Class	36	466
Neuberger Berman Genesis Fund - Institutional Class	100	4,950
Nuveen Small Cap Select Fund - Institutional Class	167,268	2,514,034
Oakmark International Fund - Institutional Class	150	2,096
Oakmark Select Fund - Institutional Class	150	4,872
Oberweis Micro-Cap Fund (a)	175	2,168
Oppenheimer International Small Company Fund - Class Y	100	2,110
Oppenheimer Small & Mid Cap Value Fund - Class Y (a)	100	3,241
Perkins Mid Cap Value Fund - Class T	200	4,378
Principal SmallCap Growth Fund I - Investor Class	200	2,356
Royce Low-Priced Stock Fund - Investor Class	150	2,364
Royce Opportunity Fund - Investor Class	151	1,803
Royce Premier Fund - Investor Class	300	6,126
Royce Special Equity Fund - Investor Class	150	3,238
Royce Value Fund - Institutional Class	100	1,196
SunAmerica Focused Dividend Strategy Portfolio - Class A	227,092	2,938,570
T. Rowe Price International Discovery Fund	150	6,628
T. Rowe Price Small-Cap Value Fund	100	3,809
Tweedy, Browne Global Value Fund	150	3,553
Vanguard Strategic Equity Fund	100	2,083
Wasatch International Growth Fund (a)	78,323	1,659,655

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $12,474,038) (c)		12,745,837

TOTAL MUTUAL FUNDS (Cost $244,657,594)		258,211,788

Exchange-Traded Funds - 13.74%

Consumer Discretionary Select Sector SPDR Fund	306,575	13,982,886
iShares S&P SmallCap 600 Value Index Fund	136,470	10,517,743
PowerShares QQQ Trust, Series 1	249,435	16,652,281

TOTAL EXCHANGE-TRADED FUNDS (Cost $38,106,733)		41,152,910

Money Market Securities - 0.13%

Fidelity Institutional Money Market Portfolio - Institutional Class, 0.24% (d)	380,517	380,517

TOTAL MONEY MARKET SECURITIES (Cost $380,517)		380,517

TOTAL INVESTMENTS (Cost $283,144,844) - 100.06%		$299,745,215

Liabilities in excess of other assets - (0.06)%		(171,168)

TOTAL NET ASSETS - 100.00%		$299,574,047

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(d) Variable rate security; the money market rate shown represents the rate at April 30, 2012.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments
April 30, 2012
(Unaudited)

	Principal
Corporate Bonds - 10.29%	Amount	Fair Value

Ally Financial, Inc., 4.500%, 02/11/2014	$ 70,000	$ 70,875
Ally Financial, Inc., 5.500%, 02/15/2017	105,000	107,425
Ally Financial, Inc., 7.500%, 09/15/2020	130,000	145,437
American Airlines 2011-1 Class A Pass Through Trust, 5.250%, 01/31/2021	29,125	29,998
American International Group, 4.250%, 09/15/2014	120,000	125,352
American International Group, 5.050%, 10/01/2015	70,000	74,974
American International Group, 6.400%, 12/15/2020	70,000	80,542
Bank of America Corp., 3.875%, 03/22/2017	65,000	64,909
Bank of America Corp., 5.700%, 01/24/2022	125,000	131,467
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass Through Trust, 4.575%, 01/15/2021	61,511	66,730
Citigroup, Inc., 4.450%, 01/10/2017	110,000	115,028
Citigroup, Inc., 4.500%, 01/14/2022	125,000	127,446
Delta Air Lines 2007-1 Class A Pass Through Trust, Series 071A, 6.821%, 08/10/2022	120,934	130,911
Entergy Arkansas, Inc., 5.000%, 07/01/2018	35,000	34,912
Entergy Texas, Inc., 3.600%, 06/01/2015	55,000	57,441
Ford Motor Credit Co. LLC, 3.875%, 01/15/2015	100,000	103,705
Ford Motor Credit Co. LLC, 4.250%, 02/03/2017	90,000	93,984
Ford Motor Credit Co. LLC, 5.000%, 05/15/2018	140,000	151,638
Fuel Trust, 4.207%, 04/15/2016 (b)	100,000	104,516
Fuel Trust, 3.984%, 06/15/2016 (b)	65,000	67,400
General Electric Cap Corp., 2.950%, 05/09/2016	95,000	99,117
General Electric Cap Corp., 2.300%, 04/27/2017	115,000	115,291
Goldman Sachs Group, Inc., 6.000%, 06/15/2020	40,000	42,860
Goldman Sachs Group, Inc., 5.250%, 07/27/2021	23,000	23,317
Goldman Sachs Group, Inc., 5.750%, 01/24/2022	85,000	88,922
Hartford Financial Services Group, 5.500%, 10/15/2016	60,000	64,966
Hartford Financial Services Group, 5.375%, 03/15/2017	65,000	69,489
Hartford Financial Services Group, 6.000%, 01/15/2019	105,000	112,697
Hartford Financial Services Group, 5.500%, 03/30/2020	57,000	59,750
JPMorgan Chase & Co., 4.500%, 01/24/2022	55,000	58,703
Liberty Mutual Group, 6.700%, 08/15/2016 (b)	25,000	27,833
Liberty Mutual Group, 5.000%, 06/01/2021 (b)	140,000	141,830
Lincoln National Corp., 4.850%, 06/24/2021	50,000	52,872
Merrill Lynch & Co., 5.000%, 01/15/2015	80,000	83,581
MetLife Institutional Funding, 1.625%, 04/02/2015 (b)	175,000	175,357
Morgan Stanley, 5.375%, 10/15/2015	70,000	72,267
Morgan Stanley, 4.750%, 03/22/2017	105,000	104,922
Morgan Stanley, 5.500%, 07/28/2021	45,000	44,072
Nationwide Financial Services., 5.375%, 03/25/2021 (b)	155,000	161,896
Northwest Airlines 2007-1 Class A Pass Through Trust, Series 2007-1, Class A, 7.027%, 11/01/2019	65,067	68,971
Prudential Holdings, LLC, 8.695%, 12/18/2023 (b)	41,000	51,687
Prudential Insurance Co., 8.300%, 07/01/2025 (b)	85,000	113,870
Simon Property Group LP, 2.150%, 09/15/2017	130,000	129,697
UAL 2007 Pass Trust, Series 071A, 6.636%, 07/02/2022	132,470	138,763
UNP RR CO 2004 Pass Trust, Series 04-1, 5.404%, 07/02/2025	63,095	72,119
UNP RR CO 2005 Pass Trust, Series 05-1, 5.082%, 01/02/2029	50,371	54,879
UNP RR CO 2006 Pass Trust, Series 06-1, 5.866%, 07/02/2030	29,965	35,652
US Airways 2011-1A PTT, Series A, 6.250%, 04/22/2023	84,190	86,716
US Airways 2011-1A PTT, Series A, 7.125%, 10/22/2023	39,357	41,325
Wells Fargo & Co., 3.500%, 03/08/2022	75,000	76,124

TOTAL CORPORATE BONDS (Cost $4,203,492)		4,354,235

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

	Principal
Foreign Bonds Denominated in US Dollars - 2.91%	Amount	Fair Value

Barclays Bank PLC, 2.750%, 02/23/2015	$105,000	$105,952
Barclays Bank PLC, 3.900%, 04/07/2015	60,000	62,438
Credit Suisse / New York, NY, 2.200%, 01/14/2014	65,000	65,741
Credit Suisse / New York, NY, 5.500%, 05/01/2014	200,000	215,058
Deutsche Bank AG / London, 4.875%, 05/20/2013	45,000	46,746
Deutsche Telekom International Finance BV, 2.250%, 03/06/2017 (b)	155,000	154,039
HSBC USA, Inc., 2.375%, 02/13/2015	105,000	106,219
ING Bank NV, 3.750%, 03/07/2017 (b)	165,000	163,173
Lloyds TSB Bank PLC, 4.200%, 03/28/2017	65,000	66,017
Royal Bank of Scotland PLC / The, 3.950%, 09/21/2015	50,000	50,706
Telecom Italia Capital SA, 5.250%, 10/01/2015	70,000	71,400
UBS AG / Stamford, CT, 2.250%, 01/28/2014	45,000	45,253
UBS AG / Stamford, CT, 5.875%, 12/20/2017	70,000	77,686

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $1,212,294)		1,230,428

U. S. Treasury Notes - 11.46%

U.S. Treasury Note, 0.750%, 03/31/2013	1,050,000	1,055,497
U.S. Treasury Note, 0.625%, 04/30/2013	805,000	808,459
U.S. Treasury Note, 0.125%, 08/31/2013	1,520,000	1,517,981
U.S. Treasury Note, 2.000%, 11/15/2021	20,000	20,222
U.S. Treasury Note, 2.000%, 02/15/2022	660,000	665,053
U.S. Treasury Note, 3.125%, 02/15/2042	780,000	782,316

TOTAL U.S. TREASURY NOTES (Cost $4,837,850)		4,849,528

Asset-Backed Securities - 13.59%

Ally Master Owner Trust, Series 2011-1, Class A1, 1.110%, 01/15/2016 (c)	140,000	141,096
AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.960%, 10/14/2014	62,379	63,740
Banc of America Commerical Mortgage, Inc., Series 2002-2, Class A3, 5.118%, 07/11/2043	7,035	7,033
Banc of America Commerical Mortgage, Inc., Series 2003-1, Class A2, 4.648%, 09/11/2036	72,363	73,671
Banc of America Commerical Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 07/10/2044	105,000	119,095
Banc of America Commerical Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 10/10/2017	70,000	80,045
Bank of America Auto Trust, Series 2012-1, Class A2, 0.590%, 09/15/2013	105,000	105,054
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.186%, 05/11/2039	35,000	36,405
Chase Issuance Trust, Series 2005-A11, Class A, 0.309%, 12/15/2014	175,000	175,065
Chase Issuance Trust, Series 2011-A3, Class A3, 0.359%, 12/15/2015	100,000	100,029
Chrysler Financial Auto Securitization, Series 2009-A, Class A3, 2.820%, 01/15/2016	16,780	16,857
Citibank Credit Card Issuance Trust, Series 2007-A7, Class A7, 0.590%, 08/20/2014	140,000	140,135
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.250%, 12/23/2014	110,000	111,269
CS First Boston Mortgage Securities, Series 2002-CP5, Class A2, 4.940%, 12/15/2035	26,660	26,959
CS First Boston Mortgage Securities, Series 2005-10, Class 7A1, 5.000%, 09/25/2015	2,620	2,591
CS Mortgage Capital Certificates, Series 2009-12R, Class 41A1, 5.250%, 03/27/2037 (b)	34,081	34,879
Discover Card Master Trust, Series 2009-A1, Class A1, 1.539%, 12/15/2014	90,000	90,145
Discover Card Master Trust, Series 2009-A2, Class A, 1.539%, 02/17/2015	135,000	135,502

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

	Principal
Asset-Backed Securities - 13.59% - continued	Amount	Fair Value

Fannie Mae, 4.000%, 05/01/2012 (d)	$740,000	$782,897
Fannie Mae, 3.000%, 06/01/2012 (d)	530,000	534,472
Fannie Mae, Pool # 464398, 5.970%, 01/01/2040	19,550	24,225
Fannie Mae, Pool # 464400, 5.970%, 01/01/2040	14,662	18,169
Fannie Mae, Pool # 466284, 3.330%, 10/01/2020	97,834	104,065
Fannie Mae, Pool # 466319, 3.230%, 11/01/2020	107,489	113,654
Fannie Mae, Pool # 466890, 5.100%, 12/01/2040	24,616	27,414
Fannie Mae, Pool # 468910, 0.641%, 08/01/2018	163,214	165,318
Fannie Mae, Pool # 468338, 0.661%, 06/01/2018	95,000	96,360
Fannie Mae, Pool # 468625, 0.631%, 07/01/2018	40,000	40,474
Fannie Mae, Pool AB2822, 2.500%, 03/01/2026	53,993	55,371
Fannie Mae, Pool # 465468, 3.330%, 07/01/2020	94,069	102,250
Fannie Mae, Pool # 466582, 0.711%, 11/01/2020	515,000	521,279
Fannie Mae, Pool # 468625, 0.631%, 07/01/2018	124,150	132,153
Fannie Mae, Pool # AE0879, 4.000%, 11/01/2025	101,543	108,088
Fannie Mae REMICS, Series 2004-67, Class AK, 4.250%, 01/25/2030	813	813
FDIC Trust, Series 2011-C1, Class A, 1.840%, 03/25/2017 (b)	81,502	82,693
Ford Credit Auto Owners Trust, Series 2009-D, Class A3, 2.170%, 10/15/2013	18,823	18,886
Ford Credit Auto Owners Trust, Series 2012-B, Class A2, 0.570%, 01/15/2015	170,000	170,051
Freddie Mac REMICS, Series 3609, Class LA, 4.000%, 12/15/2024	123,708	130,946
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A4, 5.145%, 07/10/2037	40,000	41,395
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.111%, 07/05/2035	78,297	79,910
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1, 1.103%, 03/06/2020 (b) (c)	83,857	83,462
Hertz Vehicle Financing, LLC, Series 2009-2A, Class A1, 4.260%, 03/25/2013 (b)	100,000	102,213
Hertz Vehicle Financing, LLC, Series 2011-1A, Class A1, 2.200%, 03/25/2015 (b)	125,000	126,412
Honda Auto Receivables Owner Trust, Series 2012-1, Class A2, 0.057%, 09/16/2013	95,000	95,067
Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.030%, 08/15/2013	22,623	22,674
Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.970%, 11/15/2013	35,795	35,922
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A2, 0.359%, 12/15/2012 (c)	116,431	116,454
Mid-State Trust, Series 11, Class A1, 4.864%, 07/15/2038	17,932	18,272
NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.589%, 12/07/2020 (c)	149,732	150,275
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2A, 0.519%, 08/25/2033 (c)	19,101	14,698
SLM Student Loan Trust, Series 2007-1, Class A3, 0.496%, 07/25/2018 (c)	66,402	66,075
Structured Asset Securities Corp., 2005-S6, Class A2, 0.819%, 11/25/2035 (c)	8,342	7,640
Structured Asset Securities Corp., 2005-S7, Class A2, 0.539%, 12/25/2035 (b) (c)	24,464	18,165
Structured Asset Securities Corp., 2006-S2, Class A2, 5.500%, 06/25/2036 (c)	73,788	39,875
USAA Auto Owner Trust, Series 2010-1, Class A3, 1.300%, 06/16/2014	40,561	40,647

TOTAL ASSET-BACKED SECURITIES (Cost $5,671,139)		5,748,304

Mutual Funds - 52.73%	Shares

Akre Focus Fund - Institutional Class	83,332	1,274,147
AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a)	116,888	877,826
Artisan International Fund	45,759	1,046,059
Artisan Small Cap Fund (a)	58,003	1,170,509
Berwyn Fund	39,482	1,241,316
Delaware Select Growth Fund (a)	28,030	1,186,224
Delaware SMID Cap Growth Fund - Institutional Class	44,077	1,283,969
Dreyfus Opportunistic Small Cap Fund	9,490	248,079
Federated Kaufmann Small Cap Fund - Class A	34,479	900,592
Fidelity Advisor Growth Opportunities Fund - Institutional Class (a)	8,849	380,164
Fidelity International Small Cap Fund	100	2,019
Fidelity Mega Cap Stock Fund	27,928	320,618
Fidelity Small Cap Discovery Fund	56,996	1,274,996

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
April 30, 2012
(Unaudited)

Mutual Funds - 52.73% - continued				Shares	Fair Value

Hennessy Cornerstone Growth Fund (a)				2,998	$35,430
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class				49,829	1,314,485
Kirr Marbach Partners Value Fund (a) (e)				84,625	1,353,997
Longleaf Partners Small-Cap Fund				89	2,433
Lord Abbett Developing Growth Fund, Inc. - Institutional Class				100	2,339
Mairs & Power Growth Fund				12,620	1,016,000
Morgan Stanley Focus Growth Fund - Institutional Class (a)				100	4,107
Oakmark International Fund - Institutional Class				43,201	795,759
Skyline Special Equities Portfolio (a)				50,413	1,227,565
SunAmerica Focused Dividend Strategy Portfolio				13,587	175,811
TCW Select Equities Fund - Institutional Class				14,878	301,587
Thornburg Core Growth Fund - Institutional Class (a)				67,148	1,289,238
Touchstone Large Cap Growth Fund - Class Y (a)				99,508	1,281,666
Virtus Foreign Opportunity Fund - Institutional Class				50,645	1,243,853
Wasatch Emerging Markets Small Cap Fund				399,969	1,059,918

TOTAL MUTUAL FUNDS (Cost $21,470,231)					22,310,706

Exchange-Traded Funds - 8.05%

Consumer Discretionary Select Sector SPDR Fund				24,555	1,119,953
iShares S&P SmallCap 600 Value Index Fund				14,670	1,130,617
PowerShares QQQ Trust, Series 1				17,310	1,155,616

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,105,464)					3,406,186

Money Market Securities - 1.02%

Fidelity Institutional Money Market Portfolio - Class I, 0.24% (f)				431,205	$431,205

TOTAL MONEY MARKET SECURITIES (Cost $431,205)					431,205

TOTAL INVESTMENTS (Cost $40,931,675) - 100.05%					$42,330,592

Liabilities in excess of other assets - (0.05)%					(21,079)

TOTAL NET ASSETS - 100.00%					$42,309,513

(a) Non-income producing.
(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. See Note 7 in the Notes.
(c) Variable rate security; the rate shown represents the rate at April 30, 2012.
(d) Date shown represents next reset date as of April 30, 2012.
(e) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(f) Variable rate security; the money market rate shown represents the rate at April 30, 2012.

		Acquisition	Maturity	Notional	Appreciation/
Credit Default Swaps (g)	Counterparty	Date	Date	Amount	(Depreciation)

CDX North America High Yield Credit Default Swap Index	Goldman Sachs	4/11/2012	6/20/2017	$(260,000)	$4,385
				$(260,000)	$4,385

(g) - See related notes to the financial statements.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
April 30, 2012
(Unaudited)

Assets	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund
Investments in securities:
At cost	$283,144,844	$40,931,675
At value	$299,745,215	$42,330,592

Receivable for fund shares sold	134,530	58,082
Receivable for investments sold	338,663	1,221,993
Interest receivable	122	85,838
Prepaid expenses	28,758	26,951
Total assets	300,247,288	43,723,456

Liabilities
Payable to Advisor (a)	241,746	20,597
Payable for fund shares sold	361,975	52,190
Payable for investments purchased	-	1,305,552
Payable to administrator, fund accountant and transfer agent	36,712	7,403
Payable to custodian	7,647	1,064
Payable on swap contracts, net	-	7,097
Other accrued expenses	25,161	20,040
Total liabilities	673,241	1,413,943

Net Assets	$299,574,047	$42,309,513

Net Assets consist of:
Paid in capital	$277,228,827	$40,998,145
Accumulated undistributed net investment income (loss)	470,514	(6,757)
Accumulated net realized gain (loss) from investment transactions
and swap contracts	5,274,335	(85,177)
Net unrealized appreciation (depreciation) on
Investment securities	16,600,371	1,398,917
Swap Contracts	-	4,385

Net Assets	$299,574,047	$42,309,513

Shares outstanding (unlimited number of shares authorized)	25,863,078	4,110,590

Net Asset Value (NAV) and offering price per share	$11.58	$10.29

Redemption price per share (b) (NAV * 98%)	$11.35	$10.08

(a) See Note 5 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the period ended April 30, 2012
(Unaudited)

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund

Investment Income
Dividend income	$2,125,436	$218,171
Interest income	1,194	180,801
Swap Premium	-	(2,543)
Total Investment Income	2,126,630	396,429

Expenses
Investment Advisor fee (a)	1,429,490	172,495
Transfer agent expense (a)	65,653	22,988
Administration expense (a)	65,110	8,307
Fund accounting expense (a)	27,389	6,145
Registration expense	18,884	13,616
Custodian expense (a)	20,712	8,865
Printing expense	17,508	4,039
Legal expense	8,846	8,660
Auditing expense	7,345	9,464
Pricing expense	1,942	8,616
Trustee expense	4,766	4,808
CCO expense	4,045	4,031
Offering Expense	-	7,514
Miscellaneous expense	4,373	502
Insurance expense	3,701	971
Overdraft expense	424	90
24f-2 expense	142	333
Total Expenses	1,680,330	281,444
Advisor fees waived (a)	-	(60,885)
Other expense reductions (a) (b)	(24,214)	(2,597)
Net Expenses	1,656,116	217,962
Net Investment Income (Loss)	470,514	178,467

Realized & Unrealized Gain (Loss) on Investments and Swap Agreements
Long Term Capital Gain Dividends from investment companies	3,481,621	24,662
Net realized gain (loss) on:
Investment securities	13,275,440	1,227,791
Swap contracts	-	109,568
Change in unrealized appreciation (depreciation) on
investment securities	4,970,036	958,963
Net realized and unrealized gain (loss) on investments and Swap contracts	21,727,097	2,320,984
Net increase (decrease) in net assets resulting from operations	$22,197,611	$2,499,451

(a) See Note 5 in the Notes to the Financial Statements.
(b) Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
	The Sound Mind Investing Fund

	Six Months Ended April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$470,514	$414,727
Long term capital gain dividends from investment companies	3,481,621	1,407,176
Net realized gain (loss) on investment securities	13,275,440	33,741,980
Change in unrealized appreciation (depreciation) on investment securities	4,970,036	(33,642,945)
Net increase (decrease) in net assets resulting from operations	22,197,611	1,920,938

Distributions:
From net investment income	-	(687,868)
Total distributions	-	(687,868)

Capital Share Transactions
Proceeds from Fund shares sold	23,405,588	61,452,806
Reinvestment of distributions	-	671,959
Assets acquired from Managed Volatility Fund Merger (b)	-	24,922,565
Amount paid for Fund shares redeemed	(34,761,218)	(83,482,542)
Proceeds from redemption fees collected (a)	5,118	36,688
Net increase in net assets resulting
from capital share transactions	(11,350,512)	3,601,476

Total Increase (Decrease) in Net Assets	10,847,099	4,834,546

Net Assets
Beginning of period	288,726,948	283,892,402

End of period	$299,574,047	$288,726,948

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$470,514	$-

Capital Share Transactions
Shares sold	2,097,511	5,652,788
Shares issued in reinvestment of distributions	-	58,583
Shares received in Managed Volatility Fund Merger (b)	-	2,076,880
Shares redeemed	(3,129,943)	(7,400,100)

Net increase from capital share transactions	(1,032,432)	388,151

(a) The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.
(b) See Note 12 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statement of Changes In Net Assets
	The Sound Mind
	Investing Balanced Fund

	Six Months Ended
	April 30, 2012	Period Ended
	(Unaudited)	October 31, 2011	(a)
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$178,467	$(33,574)
Long term capital gain dividends from investment companies	24,662	2,318
Net realized gain (loss) on investment securities and
swap contracts	1,337,359	(1,421,398)
Change in unrealized appreciation (depreciation) on
investment securities and swap contracts	958,963	444,339
Net increase (decrease) in net assets resulting from operations	2,499,451	(1,008,315)

Distributions:
From net investment income	(198,642)	-
From net realized gain
Total distributions	(198,642)	-

Capital Share Transactions
Proceeds from Fund shares sold	11,896,812	40,811,865
Reinvestment of distributions	196,650	-
Amount paid for Fund shares redeemed	(6,916,270)	(4,994,499)
Proceeds from redemption fees collected (b)	1,265	21,196
Net increase in net assets resulting
from capital share transactions	5,178,457	35,838,562

Total Increase (Decrease) in Net Assets	7,479,266	34,830,247

Net Assets
Beginning of period	34,830,247	-

End of period	$42,309,513	$34,830,247

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(6,757)	$13,418

Capital Share Transactions
Shares sold	1,192,661	4,106,202
Shares issued in reinvestment of distributions	20,357	-
Shares redeemed	(691,559)	(517,071)

Net increase from capital share transactions	521,459	3,589,131

(a) For the period December 30, 2010 (the date the fund commenced operations) through October 31, 2011.
(b) The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Fund

	Six Months ended April 30, 2012		Year ended		Year ended	Year ended	Year ended		Year ended
	(Unaudited)		October 31, 2011		October 31, 2010	October 31, 2009	October 31, 2008		October 31, 2007

Selected Per Share Data:
Net asset value, beginning of period	$ 10.74		$ 10.71		$ 8.84	$ 7.63	$ 13.87		$ 10.91

Income from investment operations:
Net investment income (loss) (b)	0.02		0.02		(0.04)	(0.02)	0.18	(a)	0.05
Net realized and unrealized gain (loss)	0.82		0.04		1.91	1.27	(5.30)		3.00
Total from investment operations	0.84		0.06		1.87	1.25	(5.12)		3.05

Less Distributions to Shareholders:
From net investment income	-		(0.03)		-	-	(0.21)		(0.09)
From net realized gain	-		-		-	-	(0.86)		-
From return of capital	-		-		-	(0.04)	(0.05)		-
Total distributions	-		(0.03)		-	(0.04)	(1.12)		(0.09)

Paid in capital from redemption fees (c)	-		-		-	-	-		-

Net asset value, end of period	$ 11.58		$ 10.74		$ 10.71	$ 8.84	$ 7.63		$ 13.87

Total Return (d)	7.82%	(e)	0.50%		21.15%	16.57%	-39.86%		28.13%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 299,574		$ 288,727		$ 283,892	$ 244,379	$ 195,625		$ 247,411
Ratio of expenses to average net assets (f) (g)	1.16%	(h)	1.15%		1.22%	1.28%	1.24%		1.25%
Ratio of net investment income (loss) to
average net assets (b) (f) (i)	0.32%	(h)	0.13%		(0.41)%	(0.26)%	1.64%		0.37%
Portfolio turnover rate	90.00%	(e)	165.12%	(j)	95.29%	124.85%	141.12%		115.48%

(a) Per share net investment income has been calculated using the average shares method.
(b) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized
(f) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14%, 1.14%, 1.21%, 1.26%, 1.22% and 1.22%, for the periods ended April 30, 2012, October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively.
(h) Annualized
(i) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.
(j) Portfolio turnover rate excludes $21,405,392 of purchases, which is the book value of securities acquired at the time of merger with SMI Managed Volatility Fund.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Balanced Fund

	Six Months ended
	April 30, 2012		Period Ended
	(Unaudited)		October 31, 2011	(a)

Selected Per Share Data:
Net asset value, beginning of period	$9.70		$10.00

Income from investment operations:
Net investment income (loss) (b)	0.05		(0.01)
Net realized and unrealized gain (loss)	0.59		(0.30)
Total from investment operations	0.64		(0.31)

Less Distributions to Shareholders:
From net investment income	(0.05)		-
From return of capital	-		-
Total distributions	(0.05)		-

Paid in capital from redemption fees	-	(c)	0.01

Net asset value, end of period	$10.29		$9.70

Total Return (d)	6.68%	(e)	-3.00%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$42,310		$34,830
Ratio of expenses to average net assets (f) (g)	1.15%	(h)	1.15%	(h)
Ratio of expenses to average net assets
before waiver and reimbursement (f)	1.47%	(h)	1.80%	(h)
Ratio of net investment income to
average net assets (b) (f) (i)	0.93%	(h)	(0.17)%	(h)
Ratio of net investment income to
average net assets before waiver and reimbursement (b) (f)	0.61%	(h)	(0.82)%	(h)
Portfolio turnover rate	182.73%	(e)	276.04%	(e)

(a) For the period December 30, 2010 (the date the Fund commenced operations) through October 31, 2011.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the Schedule of Investments.
(g) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14%.
(h) Annualized.
(i) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Notes to the Financial Statements
April 30, 2012
(Unaudited)

NOTE 1.  ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Balanced Fund (“SMI Balanced Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 13, 2010 and commenced operations on December 30, 2010.  The net assets of the SMI Managed Volatility Fund were merged with the SMI Fund in a tax-free reorganization on February 15, 2011 and the SMI Managed Volatility Fund was subsequently closed.  See Note 12 for details of the merger.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”).  Reams Asset Management Co., LLC, a division of Scout Investment Advisors, Inc., is the subadvisor for the fixed income portion of the Balanced Fund (the “Subadvisor”).  The SMI Fund seeks to provide long-term capital appreciation. The SMI Balanced Fund seeks total return.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date.  The first in, first out method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes.  Long-term capital gains are broken out as such.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Swap Contracts - The SMI Balanced Fund may enter into credit default swap contracts. A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss.  Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations.  Payments made or received as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains/losses.  In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.  Please see Note 4 for information on swap agreement activity during the six months ended April 30, 2012.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America, (“GAAP”), establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign bonds denominated in U.S. dollars, U.S. treasury obligations, and asset-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the SMI Fund’s investments as of April 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Mutual Funds - greater than 1% of net assets	$245,465,951	$-	$-	$245,465,951

Mutual Funds - less than 1% of net assets	12,745,837	-	-	12,745,837

Exchange-Traded Funds	41,152,910	-	-	41,152,910

Money Market Securities	380,517	-	-	380,517

Total	$299,745,215	$-	$-	$299,745,215

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The SMI Fund did not hold any derivative instruments during the reporting period.  During the six months ended April 30, 2012, there were no transfers between levels.  The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the SMI Balanced Fund’s investments as of April 30, 2012:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$4,354,235	$-	$4,354,235
Foreign Bonds Denominated in U.S. Dollars	-	1,230,428	-	1,230,428
U.S. Treasury Obligations	-	4,849,528	-	4,849,528
Asset-Backed Securities	-	5,748,304	-	5,748,304
Mutual Funds	22,310,706	-	-	22,310,706
Exchange-Traded Funds	3,406,186	-	-	3,406,186
Money Market Securities	431,205	-	-	431,205
Total	$26,148,097	$16,182,495	$-	$42,330,592

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments**	$-	$4,385	$-	$4,385
Total	$-	$4,385	$-	$4,385
** Credit Default Swaps (reflects net appreciation as of 4/30/12) - See Note 4 for additional information related to these instruments

The SMI Balanced Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the six months ended April 30, 2012, there were no transfers between levels.  The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The SMI Balanced Fund may obtain exposure to the fixed income market by investing in credit default swap (“CDX”) contracts. The Fund used CDX contracts as an additional avenue in which to bring value to the Fund. The Fund may use CDX contracts as an alternative to buying, selling, or holding certain securities in the fixed income market. The use of CDX contracts may provide a less expensive, more expedient, or more specifically focused way to invest than traditional fixed income securities would. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. The Fund may also invest in CDX index products and options thereon that allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

The Fund enters into CDX contracts to gain exposure or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund participates in credit default transactions are “over the counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based markets.” When the Fund invests in CDX contracts, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. To mitigate counterparty risk, the Fund will sometimes require the counterparty to post collateral to the Fund’s custodian to cover the exposure.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issuers, instead of the exchange of the stream of payments for the payment of the notional amount (if a credit event occurs) that is the substance of a single name credit default swap. Such investments are subject to liquidity risks as well as counterparty and other risks associated with investments in credit default swaps discussed above.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

In accordance with GAAP, the fair value of credit default swaps can be found on the Statement of Assets and Liabilities under payable for swap contracts and on the Statement of Operations under net realized gain (loss) on swap contracts.  At April 30, 2012, the liability for swap agreements was as follows:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Credit Default Swap Contracts	Payable on swap contracts, net	7,097

For the six months ended April 30, 2012, the realized gain (loss) and change in unrealized appreciation (depreciation) on swap agreements was as follows:

Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:	Net realized gain (loss) on swap
Credit Default Swap Contracts	contracts and Change in unrealized
appreciation (depreciation) on swap
	contracts	109,568	4,385

During the period ended April 30, 2012, the Fund had written total notional value of swap contracts of $3,449,400.  The total notional value of terminated swap contracts was $3,189,400.  No collateral was posted by either party as of April 30, 2012.  The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the period ended April 30, 2012.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

	SMI Fund	SMI Balanced Fund
Fund Assets	Management Fee	Management Fee

$1 - $100 million	1.00%	0.90%
$100,000,001 - $250 million	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.70%
Over $500 million	0.80%	0.60%

For the six months ended April 30, 2012, the Advisor earned fees of $1,429,490 from the SMI Fund. For the six months ended April 30, 2012, the Advisor earned fees of $172,495 from the SMI Balanced Fund before the reimbursement described below. At April 30, 2012, $241,746 and $20,597 were owed to the Advisor from the SMI Fund and the SMI Balanced Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of the SMI Fund’s and 1.15% of the SMI Balanced Fund’s average daily net assets through February 28, 2013.  For the six months ended April 30, 2012, the Advisor did not waive any fees for the SMI Fund. For the six months ended April 30, 2012, the Advisor waived fees of $60,885 for the SMI Balanced Fund.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation for the SMI Fund and the 1.15% expense limitation for the SMI Balanced Fund.  The amount subject to repayment by the SMI Balanced Fund, pursuant to the aforementioned conditions, at April 30, 2012 is as follows:

Recoverable through
Amount	October 31,

$126,597	2014

For the six months ended April 30, 2012, $60,885 may be subject to potential repayment by the Fund to the Adviser through October 31, 2015.

The Trust retains Huntington Asset Services, Inc. (“HASI”), formerly known as Unified Fund Services, Inc., to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the six months ended April 30, 2012, HASI earned fees of $65,110 for administrative services provided to the SMI Fund.  For six months ended April 30, 2012, HASI earned fees of $8,307 for administrative services provided to the SMI Balanced Fund. At April 30, 2012, $11,195 was owed to HASI from the SMI Fund for administrative services. At April 30, 2012, $1,785 was owed to HASI from the SMI Balanced Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

For the six months ended April 30, 2012, the Custodian earned fees of $20,712 for custody services provided to the SMI Fund.  For six months ended April 30, 2012, the Custodian earned fees of $8,865 for custody services provided to the SMI Balanced Fund.  At April 30, 2012, the Custodian was owed $7,647 and $1,064 from the SMI Fund and SMI Balanced Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Funds invest and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains HASI to act as each Fund’s transfer agent and to provide the Funds with fund accounting services.  For the six months ended April 30, 2012, HASI earned fees of $65,653 from the SMI Fund for transfer agent services. For the six months ended April 30, 2012, HASI earned fees of $22,988 from the SMI Balanced Fund for transfer agent services. At April 30, 2012, HASI was owed $21,134 and $4,994 from the SMI Fund and SMI Balanced Fund, respectively, for transfer agent services. For the six months ended April 30, 2012, HASI earned fees of $27,389 and $6,145 from the SMI Fund and SMI Balanced Fund, respectively, for fund accounting services.  At April 30, 2012, HASI was owed $4,384 from the SMI Fund for fund accounting services.  At April 30, 2012, $624 was owed to the SMI Balanced Fund from HASI for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund.  There were no payments made to the Distributor by either Fund for the six months ended April 30, 2012.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 6.  INVESTMENTS

For the six months ended April 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

		SMI
	SMI Fund	Balanced Fund
Purchases
U.S. Government Obligations	$-	$24,242,402
Other	263,147,222	45,480,628
Sales
U.S. Government Obligations	$-	$22,580,443
Other	269,144,285	42,227,695

At April 30, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes, was as follows:

		SMI
	SMI Fund	Balanced Fund

Gross Appreciation	$18,132,112	$1,563,473
Gross (Depreciation)	(1,533,633)	(168,474)
Net Appreciation (Depreciaton)
on Investments	$16,598,479	$1,394,999

At April 30, 2012, the aggregate cost of securities for federal income tax purposes was $283,146,736 and $40,939,978 for the SMI Fund and the SMI Balanced Fund, respectively.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 7.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Board of Trustees and management of the Fund consider the restricted securities shown below to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At April 30, 2012, the SMI Balanced Fund held restricted securities representing 3.80% of net assets, as listed below:

	Acquisition	Principal	Amortized	Fair
Issuer Description	Date	Amount	Cost	Value
Credit Suisse Mortgage Capital Certificate,
5.250%, 03/27/2037	6/13/2011	$34,081	34,091	$34,879
Deutsche Telekom International Finance BV,
2.250%, 03/06/2017	(a)	155,000	154,222	154,039
FDIC 2011-C1-A, 1.840%, 03/25/2017	(b)	81,502	81,945	82,693
Fuel Trust, 4.207%, 04/15/2016	(c)	100,000	101,427	104,516
Fuel Trust, 3.984%, 06/15/2016	(d)	65,000	65,085	67,400
GS Mortgage Securities Corp. II, Series 2007-EOP,
Class A1, 1.103%, 03/06/2020	(e)	83,857	83,023	83,462
Hertz Vehicle Financing, LLC, Series 2009-2A,
Class A1, 4.260%, 03/25/2013	4/21/2011	100,000	105,094	102,213
Hertz Vehicle Financing, LLC, Series 2011-1A,
Class A1, 2.200%, 03/25/2015	6/13/2011	125,000	124,996	126,412
ING Bank NV, 3.750%, 03/07/2017	(f)	165,000	164,354	163,173
Liberty Mutual Group, 6.700%, 08/15/2016	1/19/2012	25,000	27,348	27,833
Liberty Mutual Group, 5.000%, 06/01/2021	(g)	140,000	138,267	141,830
MetLife Institutional Funding, 1.625%, 04/02/2015	3/28/2012	175,000	174,888	175,357
Nationwide Financial Services., 5.375%, 03/25/2021	(h)	155,000	156,033	161,896
Prudential Holdings, LLC, 8.695%, 12/18/2023	2/24/2011	41,000	50,024	51,687
Prudential Insurance Co., 8.300%, 07/01/2025	(i)	85,000	106,341	113,870
Structured Asset Securities Corp., 2005-S7
Class A2, 0.539%, 12/25/2035	6/22/2011	24,464	14,984	18,165
TOTAL				$1,609,425

(a) Purchased on various dates beginning 02/29/2012.
(b) Purchased on various dates beginning 04/18/2011.
(c) Purchased on various dates beginning 12/15/2011.
(d) Purchased on various dates beginning 06/17/2011.
(e) Purchased on various dates beginning 05/10/2011.
(f) Purchased on various dates beginning 05/01/2012.
(g) Purchased on various dates beginning 08/11/2011.
(h) Purchased on various dates beginning 04/20/2011.
(i) Purchased on various dates beginning 05/17/2011.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 8.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2012, National Financial Services Corporation, for the benefit of others, held 38.16% of the SMI Balanced Fund. As a result, National Financial Services Corporation may be deemed to control the SMI Balanced Fund.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund: There were no distributions by the SMI Fund during the six months ended April 30, 2012.

The tax characterization of distributions for the fiscal years ended October 31, 2011 and October 31, 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary Dividend	$687,868	$-
	$687,868	$-

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(11,480,834)
Unrealized appreciation (depreciation)	11,628,443
$147,609

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,892.

SMI Investing Balanced Fund:  On December 30, 2011, SMI Investing Balanced Fund paid an income distribution of $0.0548 per share to shareholders of record on December 29, 2011.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Acccumulated undistributed ordinary income	$13,418
Capital loss carryforward	(1,438,895)
Unrealized appreciation (depreciation)	436,036
$(989,441)

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $8,303.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
April 30, 2012
(Unaudited)

NOTE 11. CAPITAL LOSS CARRYFORWARD

At October 31, 2011, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $11,480,834 which is available for offset against future taxable net capital gains.  At October 31, 2011, the SMI Balanced Fund had available for federal tax purposes an unused capital loss carryforward of $1,438,895.   To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.  The carryforwards expire as follows:

SMI Fund		SMI Balanced Fund		Expires October 31,

$3,159,693	**	$-		2016
8,321,141		-		2017
-		1,438,895	*	indefinite

*All of these capital loss carryforwards are short-term in nature and can be used to offset future short-term capital gains.
** Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $1,106,117 per year.

NOTE 12.  MERGER OF THE SMI FUND AND MANAGED VOLATILITY FUND

The SMI Fund acquired all of the assets and liabilities of the Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”), in a tax-free reorganization at the close of business on February 15, 2011 pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Unified Series Trust on November 3, 2010.   The acquisition was accomplished by a tax-free exchange of 2,455,425 shares of the Managed Volatility Fund (valued at $10.15 per share) for 2,076,880 shares of the SMI Fund (valued at $12.00 per share).  Each share of the Managed Volatility Fund was exchanged for 0.846 shares of the SMI Fund. The Managed Volatility Fund’s net assets on the date of the reorganization were $24,922,565 including $3,251,741 of unrealized appreciation, and capital loss carryforwards of $3,941,551 and were combined with the SMI Fund’s net assets.  The aggregate net assets of the SMI Fund & Managed Volatility Fund immediately before the acquisition were $332,449,831 and $24,922,565, respectively.  The combined net assets immediately after the acquisition were $357,372,396 for 29,781,033 shares outstanding.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for both the SMI Fund and Managed Volatility Fund, the SMI Fund’s pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment income	$735,806
Net realized gain (loss) on investment transactions	39,778,253
Net unrealized appreciation (depreciation) on investments	(33,642,945)
Net increase (decrease) in net assets resulting from operations	$6,871,114
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Managed Volatility Fund that have been included in the SMI Fund’s statement of operations since February 15, 2011.

NOTE 13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Trust.  There are no subsequent events to report.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

On January 31, 2012, the Advisory Contract Renewal Committee (the “Committee”) of the Unified Series Trust (the “Trust”) Board of Trustees (the “Board”) convened via teleconference to consider whether to recommend that the full Board approve the continuance of the management agreements between the Trust and SMI Advisory Services, LLC (the “Adviser”) on behalf of the Sound Mind Investing Fund (the “SMI Fund”) and the Sound Mind Balanced Fund (the “SMI Balanced Fund”).  The Committee also considered whether to recommend that the full Board approve the continuance of the Sub-Advisory Agreement between the Advisor and Scout Investments Inc., through its Reams Asset Management division (the “Sub-Adviser”) on behalf of the SMI Balanced Fund.

In advance of the meeting, Committee members and other participants acknowledged receiving and reviewing materials compiled by the Trust’s Administrator and provided in advance of the meeting.  They noted that no changes were proposed to either Fund’s agreements, and that the Adviser had agreed to continue capping each Fund’s expenses at current levels for the coming year.  They noted that the materials provided to the Committee included the following information: (i) letters to the Board from the Adviser and Sub-Adviser responding to detailed questions posed by the Administrator requesting information required by Section 15(c) of the 1940 Act, such as a description of services provided to a Fund, profitability from managing a Fund and ideas for future growth of a Fund; (ii) commentary provided by a Fund’s portfolio managers and a current Schedule of Investments for each Fund; (iii) certification from the Trust’s CCO that each of the Adviser and Sub-Adviser has adopted a compliance program that is reasonably designed to prevent violations of federal securities laws with respect to a Fund’s assets under management, (iv) Form ADV; (v) current balance sheet and income statement; (vi) performance reports provided by the Administrator showing each Fund’s performance for various periods as of November 30, 2011, and comparisons to a Fund’s benchmark(s) and peer group for the same periods; (vii) fee and expense reports provided by the Administrator comparing the Fund’s advisory fee and total expense ratios (after fee waivers and reimbursements) to a peer group as determined by the Administrator; and (viii) reports from the Adviser and Sub-Adviser confirming that they do not use soft dollars or receive 12b-1 fees from a Fund.  After discussing the materials, the Committee interviewed the Adviser’s and the Sub-Adviser‘s portfolio managers and compliance executives via teleconference.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and Sub-Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the management arrangements and sub-advisory agreement.  As a result, the Committee noted as follows:

Approval of Management Agreements with SMI Advisory Services, LLC

(i)           The Nature, Extent and Quality of Services – The Committee discussed with the Adviser the results of its “Upgrading Strategy” during the prior year, which the Adviser uses to manage the SMI Fund and the equity portfolio of the SMI Balanced Fund.   The Committee reviewed the materials provided by the Adviser and the resources it provides to each Fund, and considered the adequacy of such resources in light of the desired growth in the levels of a Fund’s assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  The Committee determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides three experienced portfolio managers to implement its strategy.  The Committee also noted that the Adviser provides the support of its compliance officer and customized software to assist in portfolio compliance by the Funds.  The Committee confirmed that the adviser was not proposing any changes to the level of services provided to the Funds or the personnel providing those services.

The Committee noted that various compliance reports regarding the Funds had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year.   At the request of the Committee, the Adviser summarized its supervision of the Sub-Adviser, including its review of the Sub-Adviser’s trading activities and derivative transactions on behalf of the SMI Balanced Fund. The Committee noted that the Trust’s Chief Compliance Officer had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the performance of the SMI Fund and of the SMI Balanced Fund’s equity portfolio.  They noted that the Adviser’s Upgrading Strategy had performed well during the period from each Fund’s inception date through 2010, but noted that in 2011, the strategy’s return was lower than its benchmark.  The Committee noted the Adviser’s explanation that when stock market trends are short-lived and erratic, as they were during the prior year, the Adviser’s Upgrading Strategy has difficulty identifying the appropriate trend to follow.  The Adviser explained that the change in the environment, where investors are not focused on fundamentals, had affected the Adviser’s strategy, although the Adviser believes that the strategy remains sound in execution.  The Committee determined that the Adviser was entitled to additional time to execute its strategy based on its long-term performance results.

(iii)           Fee Rates and Profitability –    The Committee noted that the Adviser’s management fee of 1.00% for the SMI Fund had been reduced to 0.90% due to a fee breakpoint available after the Fund’s assets exceeded $250 million.  They also noted that the Adviser’s management fee of 0.90% for the SMI Balanced Fund’s equity portfolio had been reduced substantially as a result of the Adviser’s agreement to waive its fee and cap expenses of the SMI Balanced Fund.  The Committee noted that each Fund’s total expense ratio (after fee waivers and reimbursements) was in-line with the average ratio of its peer group.  The Adviser confirmed that it would continue capping certain operating expenses of each Fund at current levels for the coming year.

The Adviser reported that the management agreements were profitable.  The Committee noted that the Adviser reported that it does not direct Fund brokerage to brokers and dealers in return for research services using soft dollar arrangement, and that the Adviser has directed that any 12b-1 fees which otherwise would be paid by the Funds’ underlying investment companies to Adviser, be returned to the Fund.  Based on its review, the Committee determined that the Adviser’s profits were not excessive.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   They noted that the Adviser had instituted fee breakpoints to reduce its fee to the Funds as assets increase, thus passing any economies of scale back to the Fund.  The Committee also noted that although the Funds’ appear to be growing, it did not appear that the Adviser has begun to realize any excessive profits from managing the Funds.

After reviewing all of the foregoing, the Committee determined that the Adviser’s management fees (after waiver and reimbursement by the Adviser) were reasonable, based on the quality of advisory services provided to the SMI Fund and the SMI Balanced Fund’s equity portfolio, and they unanimously voted to recommend that the Board approve the continuance of the Adviser’s Management Agreements with the Funds.

Approval of Sub-Advisory Agreement between SMI Advisory Services, LLC and Scout Investments, Inc. through its Reams Asset Management Division

(i)           The Nature, Extent and Quality of Services – The Committee noted that the Sub-Adviser manages the fixed income portfolio of the SMI Balanced Fund using a core plus strategy.  They noted that the Sub-Adviser also manages billions of dollars of separate accounts and other investment companies using substantially the same core plus fixed income strategy that it uses to manage the Fund.    The Board reviewed the responses from the Sub-Adviser as to the resources to be provided to the Fund, and considered the adequacy of such resources, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Board determined that the Sub-Adviser’s resources appear adequate, and specifically noted that it provides the services of five experienced portfolio managers, and the support of other professional and administrative staff, including fixed income research staff, operational personnel, and a general counsel and chief compliance officer. The Committee members noted that the Sub-Adviser ultimately is owned by UMB Financial Corporation, a well-capitalized, national financial services company with publicly available financial statements. The Sub-Adviser confirmed to the Committee that no changes in investment management personnel, investment decision-making authority, or operations were expected during the coming year.

The Trust’s CCO summarized his review of the Sub-Adviser’s compliance policies and procedures and stated that in his opinion the compliance program had been reasonably designed to prevent violation of federal securities laws.

(ii)           Performance – The Committee members noted that the Sub-Adviser had achieved a high absolute return for the SMI Balanced Fund’s fixed income portfolio, compared to its benchmarks, due in part to the rally in the Treasury market.  The Board also reviewed the performance of the Sub-Adviser’s Core Plus composite, and the returns of another fixed income mutual fund managed by the Sub-Adviser.  The Committee requested and received from the Sub-Adviser a reasonable explanation for the variances in performance returns of the Composite and the comparable fund, compared to the SMI Balanced Fund’s fixed income portfolio.

 (iii)           Fee Rates and Profitability – The Board then compared the sub-advisory fee charged by the Sub-Adviser, and noted that it was lower than the average fee charged by the Sub-Adviser to its separate account and other mutual fund clients with similar investment strategies. The Board determined that the sub-advisory fee was reasonable. The Committee also noted the Sub-Adviser’s report that it does not receive any 12b-1 fees from the SMI Balanced Fund, nor does it enter into soft dollar arrangements whereby it directs the Fund’s portfolio transactions to brokers that provide research services to the Sub-Adviser.  The Sub-Adviser also confirmed to the Committee that it does not use its affiliated broker-dealer to execute the Fund’s portfolio transactions.

(iv)           Economies of Scale – The Committee next considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the sub-advisory fees. The Committee noted that it did not appear that the Sub-Adviser would expect to realize any significant economies of scale from managing the SMI Balanced Fund until the Fund’s assets have grown substantially.

After reviewing all of the foregoing, the Committee determined that the Sub-Adviser’s fee was reasonable, based on the quality of fixed income portfolio management services provided to the SMI Balanced Fund’s fixed income portfolio, and they unanimously voted to recommend that the Board approve the continuance of the Sub-Adviser’s Agreement with the Adviser.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Senior Vice President & Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN 47201

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of July 2, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)           Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)           Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Unified Series Trust

By
     /s/John C. Swhear
John C. Swhear, Interim President

Date          07/2/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ John C. Swhear
John C. Swhear, Interim President

Date           07/2/2012
By
/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date          07/2/2012